                                                                  EXHIBIT 10.15





                          FOURTH AMENDED AND RESTATED
                                 LOAN AGREEMENT








                       KBK FINANCIAL, INC., AS BORROWER,
                   AND KBK CAPITAL CORPORATION, AS GUARANTOR
                                      AND
                        BANK ONE, TEXAS, N.A., AS AGENT,
                        WELLS FARGO BANK (TEXAS), N.A.,
                     FLEET BANK, N.A., FROST NATIONAL BANK,
                 IBJ WHITEHALL BUSINESS CREDIT CORPORATION, AND
                         UNION BANK OF CALIFORNIA, N.A.
                                   AS LENDERS














                                 MAY ____, 1999

                               TABLE OF CONTENTS


                                                                                                               Page
SECTION 1.      CREDIT FACILITY...................................................................................1
         A.     Revolving Credit Notes............................................................................1
                (a)     Revolving Notes...........................................................................1
                (b)     Maximum Revolving Credit Availability; Advance Procedure..................................1
                (c)     Term......................................................................................1
                (d)     Rate......................................................................................2
                (e)     Repayment Terms...........................................................................2
                (f)     Concerning Letters of Credit..............................................................2
                (g)     Commitment Fees...........................................................................2
                (h)     Agent Fee.................................................................................2
                (i)     Purpose...................................................................................2
         B.     Revolving Credit Notes (Over-Advance).  [Reserved.................................................2
         C.     Bridge Notes.  [Reserved].........................................................................2

SECTION 2.      INTEREST..........................................................................................3

SECTION 3.      REPRESENTATION AND WARRANTIES.....................................................................6
         (a)    Organization, Authority, Etc......................................................................6
         (b)    Financial Statements..............................................................................6
         (c)    Investments and Liabilities.......................................................................7
         (d)    Title.............................................................................................7
         (e)    Tax Returns.......................................................................................7
         (f)    No Default........................................................................................7
         (g)    ERISA; Margin Securities..........................................................................7
         (h)    Patents, Etc......................................................................................7
         (i)    No Untrue Statements..............................................................................7
         (j)    Status of Collateral..............................................................................7
         (k)    Contingent Liabilities............................................................................8

SECTION 4.      REPORTING REQUIREMENTS............................................................................8
         (a)    Annual Financial Statements.......................................................................8
         (b)    Quarterly Financial Statements....................................................................8
         (c)    Quarterly Reports.................................................................................8
         (d)    Monthly Reports...................................................................................8
         (e)    Notice of Default.................................................................................9
         (f)    Notice of Litigation..............................................................................9
         (g)    Other Information.................................................................................9
         (h)    Business Plans....................................................................................9
         (i)    Field Exam........................................................................................9

SECTION 5.      AFFIRMATIVE COVENANTS.............................................................................9
         (a)    Compliance and Performance........................................................................9


         (b)    Reimbursement; Indemnity.........................................................................10
         (c)    Current Committed Amount.........................................................................10
         (d)    Borrowing Base...................................................................................10
         (e)    Eligible Loans, Eligible Collateral Accounts,
                Eligible Mezzanine Loans and Eligible Real Estate Loans..........................................11
         (f)    Security.........................................................................................13
         (g)    Guaranty.........................................................................................14
         (h)    Year 2000 Compliance.............................................................................14

SECTION 6.      NEGATIVE COVENANTS...............................................................................14
         (a)    Investments......................................................................................14
         (b)    Merger and Consolidation.........................................................................14
         (c)    Dividends and Distributions......................................................................14
         (d)    Sale of Assets...................................................................................14
         (e)    Indebtedness.....................................................................................14
         (f)    Liens............................................................................................15
         (g)    Capital Expenditures.............................................................................15

SECTION 7.      FINANCIAL COVENANTS..............................................................................15

SECTION 8.      DEFAULT AND REMEDIES.............................................................................16

SECTION 9.      CLOSING..........................................................................................17

SECTION 10.     THE AGENT........................................................................................18
         (a)    Creation of Agency...............................................................................18
         (b)    Payments and Distributions.......................................................................18
         (c)    Notices..........................................................................................18
         (d)    Indemnity........................................................................................18
         (e)    Reliance.........................................................................................19
         (f)    Truth of Representations.........................................................................19
         (g)    Business with Borrower...........................................................................19
         (h)    Independent Investigations.......................................................................19
         (i)    Prior Adjudication of Certain Actions............................................................19
         (j)    Remedies upon Default............................................................................19
         (k)    Fundings by Lenders..............................................................................20
         (l)    Default by a Lender..............................................................................20
         (m)    Actions Requiring Consent of the Lenders.........................................................21
         (n)    Resignation; Successor Agent.....................................................................22
         (o)    No Third Party Beneficiary.......................................................................22

SECTION 11.     DISCLOSURE.......................................................................................22

SECTION 12.     MISCELLANEOUS....................................................................................22
         (a)    Notices..........................................................................................22
         (b)    Successors and Assigns...........................................................................22
         (c)    Renewals and Extensions..........................................................................22
         (d)    Prior Loan Agreement.............................................................................23

                                                                                                               Page
         (e)    No Waiver; Remedies Cumulative...................................................................23
         (f)    Governing Law....................................................................................23
         (g)    Invalid Provisions...............................................................................23
         (h)    Usury Savings Clause.............................................................................23
         (i)    Headings; Singular/Plural........................................................................23
         (j)    JURY WAIVER......................................................................................24
         (k)    Arbitration......................................................................................24

SECTION 13.  ASSIGNMENTS.........................................................................................24
         (a)    Permitted Assignments............................................................................24
         (b)    Effect; Effective Date...........................................................................25
         (c)    Dissemination of Information.....................................................................25
SECTION 14.  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.......................................................25

SECTION 15.  ENTIRE AGREEMENT....................................................................................26

EXHIBITS

A -      Notes

B -      Borrowing Base Certificate

C -      [Reserved]

D -      Compliance Certificate

E -      Current Commitment Letter

F -      Assignment of Notes and Liens

G -      UCC-3 Assignment

H -      Assignment Agreement


SCHEDULE

1 -      Lenders and Interests in Loan

                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

                                 May ___, 1999


         This Fourth Amended and Restated Loan Agreement ("Agreement") confirms the mutual agreements among KBK FINANCIAL, INC., a Delaware corporation ("Borrower"), the lenders listed on Schedule 1 hereto (collectively, the "Lenders") and BANK ONE, TEXAS, N.A., a national banking association, as Agent for itself and the other Lenders (in such capacity, the "Agent") in connection with the credit facility more fully described herein (the "Credit Facility"), and fully amends and restates the rights and obligations of Borrower, the Lenders and the Agent under that certain Third Amended and Restated Letter Loan Agreement dated August 21, 1997 by and among Borrower, certain of the Lenders and the Agent (as subsequently amended and modified, the "Prior Loan Agreement").

         SECTION 1. CREDIT FACILITY. Subject to the terms of this Agreement, the Lenders agree to lend and Borrower agrees to borrow certain amounts (collectively, the "Credit Facility") to be evidenced by the promissory notes (collectively, the "Notes") described hereinbelow, pursuant to the following terms and conditions:

         A.       Revolving Credit Notes.

                  (a) Revolving Notes: Borrower's obligation to repay the revolving indebtedness portion of the Credit Facility (the "Revolving Credit Facility") shall be evidenced by its execution of a promissory note (the "Bank One Note") in the form attached hereto as Exhibit "A-1," a promissory note (the "Wells Fargo Note") in the form attached hereto as Exhibit "A-2," a promissory note (the "Fleet Note") in the form attached hereto as Exhibit "A-3," a promissory note (the "Frost Note") in the form attached hereto as Exhibit "A-4," a promissory note (the "IBJ Note") in the form attached hereto as Exhibit "A-5," and a promissory note (the "Union Note") in the form attached hereto as Exhibit "A-6" (collectively, the "Revolving Notes").

                  (b)      Maximum Revolving Credit Availability; Advance
         Procedure: $72,875,000.00, subject to the limitations set forth in this Agreement, including the Borrowing Base described in Section 5(d) hereof, and the face amount of all outstanding letters of credit. Borrower may request advances pursuant to the Revolving Credit Facility from Agent by telephone at least (i) one (1) Business Day (hereinafter defined) prior to the requested date of advance for advances accruing interest at the Prime Rate (as defined in Section 2 hereof), or (ii) three (3) Business Days prior to the requested date of advance for advances accruing interest at the LIBOR Rate (as defined in Section 2 hereof). Agent shall request each Lender to make available to Agent such Lender's portion of the requested advance, as described in Section 10(k) hereof. Agent shall advance to Borrower all funds delivered by the Lenders to Agent for the purpose of funding such requested advance to Borrower.

                  (c) Term: Through April 30, 2001 (the "Revolving Maturity Date").

                  (d) Rate: The interest rate described in Section 2 of this Agreement, not to exceed the maximum non-usurious rate permitted by applicable law (the "Maximum Rate").

                  (e) Repayment Terms: Accrued and unpaid interest shall be due and payable on the last day of each calendar quarter (and, in addition, with respect to LIBOR Loans at the end of each applicable Interest Period), with the balance of unpaid principal and accrued and unpaid interest due and payable on the Revolving Maturity Date.

                  (f) Concerning Letters of Credit: On the terms and subject to the conditions hereinafter set forth, Lenders agree to make advances under the Revolving Credit Facility to Borrower for the issuance of one or more letters of credit, the total aggregate face amount of which shall not exceed at any one time the lesser of (i) $7,500,000.00 or (ii) the remainder of (A) Revolving Borrowing Base less (B) all amounts outstanding on the Revolving Credit Facility. No letter of credit issued under the Revolving Credit Facility may have an expiration date later than the Revolving Maturity Date. The issuances of all letters of credit are subject to the execution by Borrower of Agent's standard documentation therefor including, without limitation, provisions regarding capital adequacy. The face amount of each letter of credit issued under the Revolving Credit Facility shall be deemed an amount outstanding thereunder. All letters of credit shall bear a fee, payable in advance to Agent, for the benefit of the Lenders (except for $300 of the fee, which shall be credited exclusively to Agent for Agent's administration of each such letter of credit) equal to one percent (1%) per annum (calculated on the basis of a 365 or 366 day year, as the case may be, and the actual number of days elapsed) of the face amount of such letter of credit. Any letter of credit issued by Agent at the request of Borrower and outstanding on the date hereof shall be deemed issued under the Revolving Credit Facility.

                  (g) Commitment Fees: One-fourth of one percent (1/4%) per annum (calculated on the basis of a 365 or 366 day year, as the case may be, and the actual number of days elapsed) of the average unused portion of the Current Committed Amount (hereinafter defined), payable to Agent, for the benefit of the Lenders, in arrears on the same day as each interest payment on the Notes.

                  (h) Agent Fee: Borrower shall pay to Agent on or before May 1 of each calendar year throughout the Term of the Credit Facility an Agent Fee as established by letter agreement between Agent and Borrower.

                  (i) Purpose: To renew and extend the obligations of Borrower to the Lenders and the Agent pursuant to and described in the Prior Loan Agreement (as amended), to enable Borrower to finance certain secured loans and accounts receivable, and to support the issuance of up to $5,000,000.00 in face amount of letters of credit.

         B.       Revolving Credit Notes (Over-Advance). [Reserved]
         C.       Bridge Notes.  [Reserved]

         SECTION  2. INTEREST.

         (a) Subject to the provisions of paragraphs (d), (f) and (g) of this Section 2, Borrower shall pay interest on the outstanding principal amount of the Revolving Notes at the Prime Rate per annum, unless Borrower has elected, pursuant to paragraph (c) of this Section 2, that such interest shall accrue at the LIBOR Rate plus 1.75%.

         (b) Borrower may, at any time upon the expiration of any Interest Period, or at any other time with respect to a portion of the outstanding principal balance of the Revolving Notes that does not constitute a LIBOR Loan, elect that the per annum rate of interest on all or any portion of the outstanding principal amount of the Revolving Notes accrue at the Prime Rate. Accrued and unpaid interest on the Revolving Notes under this Section 2(b) shall be calculated on the basis of a three hundred sixty-five (365) or three hundred sixty-six (366) day year, as the case may be, and the actual number of days elapsed.

         (c) Upon three (3) Business Days written notice to Agent of such election and of the Interest Period selected by Borrower, Borrower may, effective upon the expiration of any Interest Period, or effective any other time with respect to a portion of the outstanding principal balance of the Revolving Notes that does not constitute a LIBOR Loan, elect that the per annum rate of interest on at least $500,000.00 of the outstanding principal amount of the Revolving Notes accrue at the LIBOR Rate plus one and three quarters percent (1.75%), but only if at the time of such election no event of default exists hereunder, and no more than three (3) other LIBOR Loans are outstanding on the Revolving Credit Facility. Accrued and unpaid interest on each LIBOR Loan shall be calculated on the basis of a three hundred sixty (360) day year, and the actual number of days elapsed.

         (d)      (1)      In the event that a Lender shall have determined in
good faith (which determination shall, absent manifest error, be final, conclusive and binding):

                           (A) on any date for determining the LIBOR Rate for any Interest Period, that by reason of any changes affecting the LIBOR Market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the LIBOR Rate; or

                           (B) at any time, that the relevant LIBOR Rate does not represent the effective pricing to a Lender for funding or maintaining a LIBOR Loan, or such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder in respect of any LIBOR Loan, in any such case because of (i) any change in any applicable law or governmental rule, regulation, guideline or order or any interpretation thereof and including the introduction of any new law or governmental rule, regulation, guideline or order (such as, for example but not limited to, a change in official reserve requirements) and/or (ii) other circumstances which materially and adversely affect such Lender or the LIBOR Market or the position of such Lender in such market; or


                           (C) at any time, that the making or continuance by a Lender of any LIBOR Loan has become unlawful by its compliance in good faith with any law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), or has become impracticable as a result of a contingency occurring which materially and adversely affects the LIBOR Market;

                  then, and in any such event, such Lender shall promptly after making such determination give written notice to Borrower.
                  Thereafter: in the case of clause (A) above, Borrower's right to elect the LIBOR Rate as the basis for determining accrued interest on the Revolving Notes shall be suspended until such time as such Lender notifies Borrower that the circumstances giving rise to such notice by such Lender no longer exist, any such election by Borrower will be void and interest on the Revolving Notes shall, subject to the provisions of paragraphs (f) and (g) of this Section 2, accrue and be payable pursuant to the provisions of paragraph (b) of this
                  Section 2; in the case of clause (B) above, Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reduction in amounts received or receivable hereunder; provided that Borrower shall have no obligation to make any payments of additional amounts to the extent such increased costs or reductions in amounts received or receivable hereunder are attributable to taxes based on net income imposed on such Lender by the United States of America (a written notice as to additional amounts owed such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to Borrower by such Lender shall, absent manifest error, be final, conclusive and binding); and in the case of clause (C) above, interest on the Revolving Notes shall, subject to the provisions of paragraphs (f) and (g) of this Section 2, accrue and be payable pursuant to the provisions of paragraph (b) of this Section 2.

                  (2) Upon the occurrence of any of the circumstances described in subparagraph (1)(A) or (C) of this Section 2(d), or if Borrower so elects after the occurrence of an event described in subparagraph (1)(B) of this Section 2(d), interest on the outstanding principal amount of the Revolving Notes shall, subject to the provisions of paragraphs (f) and (g) of this Section 2, forthwith accrue and be payable pursuant to the provisions of paragraph (b) of this section 2.


         (e) Borrower shall compensate Agent, for the benefit of the Lenders, upon its written request (which request shall set forth in reasonable detail the basis for requesting such amounts and the calculation thereof and shall, absent manifest error, be final, conclusive and binding), for all losses, expenses and liabilities (including, without limitation, any loss, interest, expense, penalty or other amounts paid or incurred by Agent in connection with any deposits or funds liquidated or re-employed by Agent, to the extent not received by Agent in connection with the re-employment of such funds) which any Lender sustains (1) if any repayment or prepayment (including, without limitation, payment after acceleration) of any LIBOR Loan occurs on a date which is not the last day of the Interest Period applicable thereto, (2) if any prepayment of any LIBOR Loan is not made on any date specified in a notice of prepayment given by Borrower, or (3) as a consequence of (i) any default by Borrower in repaying any interest or principal on any Revolving Note or any other indebtedness of Borrower to Agent or any other Lender when required by the terms of this Agreement, or (ii) an election made by Borrower pursuant to paragraph (d)(2) of this Section 2. The calculation of all amounts payable to Agent under this paragraph (e) shall be made on the assumption that Agent has funded each LIBOR Loan through the purchase of a Eurodollar deposit bearing interest at the LIBOR Rate plus one and three quarters percent (1.75%) in an amount equal to the amount of such LIBOR Loan with a maturity equivalent to the Interest Period applicable to such LIBOR Loan, and through the transfer of such Eurodollar deposit from an office of such Lender outside the United States to an office of such Lender in the United States; provided that Agent or any Lender may make advances under the Credit Facility in any manner that it chooses in its sole discretion and the foregoing assumption shall only be made in order to calculate amounts payable under this Section 2.

         (f) In the event that any Lender shall have determined that the adoption of any requirement of law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by such Lender with any request or directive regarding capital adequacy made or issued (whether or not having the force of law and whether or not non-compliance therewith would be unlawful) from any central bank or other governmental authority or agency, does or will have the effect of increasing the amount of capital required or expected to be maintained by such Lender (or any corporation controlling such Lender), and such Lender shall determine that such increase is based upon the existence of such Lender's commitment or obligations hereunder with respect to making LIBOR Loans and other commitments or obligations of this type, then from time to time upon the written demand by such Lender to Borrower, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for any increased costs or reduced rate of return on capital or assets of such Lender resulting from such circumstances. A certificate as to any such additional amount or amounts showing in reasonable detail the basis for the calculation thereof submitted to Borrower by such Lender shall, absent manifest error, be final, conclusive and binding.

         (g) In the event that, and for so long as any event of default hereunder shall have occurred and be continuing, then and in any such event, the outstanding principal amount of the Revolving Notes shall bear interest at the Maximum Rate.

         (h) As used herein, the following terms shall have the following meanings:

                  (1) "Business Day" shall mean a day other than a Saturday or Sunday, when Agent is open for business.

                  (2) "Interest Period" shall mean the interest period to be applicable to any LIBOR Loan, each of which Interest Periods shall be either a one month period, two month period, three month period, or six month period; provided, however,


                           (A) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

                           (B) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; and

                           (C) no Interest Period shall extend beyond the final maturity date of the Notes.

                  (3) "LIBOR Loan" shall mean at least $500,000.00 of the outstanding principal balance of the Revolving Notes as to which Borrower has elected the LIBOR Rate option pursuant to this Section 2.

                  (4) "LIBOR Market" shall mean the-London interbank Eurocurrency market.

                  (5) "LIBOR Rate" shall mean, with respect to each Interest Period, the rate per annum quoted by Agent as the rate which Agent, in accordance with its usual practice, is offering first-class banks in the LIBOR Market for deposits of dollars (lawful money of the United States of America) for such Interest Period at or about 11:00 a.m. London, England time two (2) Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period.

                  (6) "Prime Rate" shall mean at any time the variable rate of interest then most recently announced publicly by Agent (or any successor to all or substantially all of its assets) as its prime rate of interest and, without notice to Borrower or any other person, such rate of interest shall change as and when changes in that prime rate of interest are announced.

         SECTION 3. REPRESENTATION AND WARRANTIES. Borrower represents and warrants to Agent that, as of the date hereof and as of the date of each advance under the Credit Facility:

         (a) Organization, Authority, Etc. Borrower is a corporation, duly organized, legally existing and in good standing under the laws of the State of Delaware and is qualified as a foreign corporation in all jurisdictions where such qualification is necessary. Borrower is authorized to execute this Agreement, the Notes, and all the other Loan Documents (hereinafter defined), and those documents or instruments, when executed and delivered will be valid and binding obligations of Borrower, enforceable in accordance with their terms and do not violate the provisions of the corporate charter or bylaws of Borrower or any contract, agreement, law or regulation to which Borrower is subject.


         (b) Financial Statements. All financial statements of Borrower delivered to Agent are complete and correct and have been prepared in accordance with generally accepted accounting principles, consistently applied. The data and records pertaining to the Collateral, and the financial statements dated DECEMBER 31, 1998 of Borrower (the "Prior Financial Statements") delivered to Agent are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied and no material adverse change in the condition of Borrower, financial or otherwise, has occurred since the date of the most recent financial statements of Borrower in Agent's Possession.

         (c) Investments and Liabilities. Borrower has not made any investments or incurred any liabilities except (i) for investments made and liabilities incurred in the ordinary course of business or (ii) as disclosed in the most recent financial statements of Borrower in Agent's possession.

         (d) Title. Borrower has good title to its assets and properties, free and clear of adverse claims, except as disclosed in the most recent financial statements of Borrower in Agent's possession, and except for any adverse claims arising in connection with assets contributed or sold to KBK Receivables Corporation ("KBK Receivables") under the Purchase and Sale Agreement, dated as of April 11, 1997, between the Borrower and KBK Receivables (the "Sale Agreement").

         (e) Tax Returns. Borrower has filed all federal and state income tax returns required to be filed as of the date of this Agreement and has paid all taxes or assessments related to said returns.

         (f) No Default. To the best knowledge of Borrower, Borrower is not, and after giving effect to any requested advance hereunder will not be, in default in any respect under this Agreement, any other Loan Document, or any contract, agreement or instrument to which Borrower is a party or by which Borrower may be bound, and to the best knowledge of Borrower, Borrower is in compliance with all applicable laws and regulations.

         (g) ERISA; Margin Securities. To the best knowledge of Borrower, no fact exists, including but not limited to any reportable event or prohibited transaction (as defined in the Employee Retirement Income Security Act of 1974, as amended ["ERISA"]) which might constitute grounds for termination of any plan of Borrower or appointment of a trustee to administer such plan. Borrower does not own any "margin security" or "margin stock" as defined in Regulations G, U, or X of the Board of Governors of the Federal Reserve System.

         (h) Patents, Etc. Borrower has all patents, licenses, trademarks, franchises and the like necessary to conduct its business and is not aware of any conflict with the rights of others.

         (i) No Untrue Statements. Neither this Agreement nor any other information furnished by Borrower to Agent or any Lender contains any untrue statement of a material fact or omits a material fact necessary to make the statements not misleading.

         (j) Status of Collateral. With respect to the Collateral (hereinafter defined), to Borrower's knowledge: the Collateral and all documents related thereto, including guaranties, if any (all of which documents are collectively referred to herein as the "Collateral Loan Documents") and each of them are enforceable according to their terms; at the time of the execution of this Agreement, Borrower has good title to the Collateral and all Collateral Loan Documents; Lenders have (or upon execution of the Loan Documents shall have) a first priority perfected security interest in the Collateral; all parties to the Collateral and Collateral Loan Documents have full capacity to contract; Borrower has no knowledge of any facts which impair the validity of the Collateral; all filings and recordings required by law have been completed and complied with; all Collateral represent obligations which are not contingent or disputable; Borrower has no knowledge of any fact which would impair the general performance of the obligations under the Collateral or Borrower's rights under the Collateral (other than the customary rate of non-compliance, which rate of non-compliance is in the ordinary course of business and consistent with Borrower's operating history); the Collateral have not been sold or pledged to a third party; the Borrower owns all of the Collateral free and clear of any liens, security interests or encumbrances; provided, however, that the Borrower shall be permitted to contribute and sell, and grant security interests in, accounts, chattel paper, instruments and general intangibles to KBK Receivables pursuant to the Sale Agreement, unless Borrower has represented to Lender that such items are Collateral Accounts (hereinafter defined).

         (k) Contingent Liabilities. No litigation, investigation, or governmental proceeding is pending, or, to the knowledge of any of Borrower's officers, threatened against or affecting Borrower, which may result in any material adverse change in Borrower's business, properties or operations.

         SECTION 4. REPORTING REQUIREMENTS. Borrower will deliver the following reports to each of the Lenders:

         (a) Annual Financial Statements: As soon as available, and in any event within 120 days after the end of each fiscal year of Guarantor, a copy of the annual audited consolidated financial statement of Guarantor (including Borrower) prepared in conformity with generally accepted accounting principles, certified (with no material qualifications or exceptions) by independent public accountants selected by Guarantor and acceptable to Lender, which show the consolidated and consolidating financial condition of Guarantor (including Borrower) at the close of such fiscal year and the results of operations during such fiscal year, and shall include, but not be limited to, a profit and loss statement, balance sheet and such other matters as Lenders may reasonably request.

         (b) Quarterly Financial Statements: As soon as available, and in any event within 45 days after the end of each calendar quarter, unaudited consolidated financial statements showing the consolidated and consolidating financial condition of Guarantor (including Borrower) at the close of each such quarter and the results of operations during such quarter, which financial statements shall include, but shall not be limited to, a profit and loss statement, balance sheet, cash flow statement, Compliance Certificate in the form of Exhibit "D" hereto, together with such other information as may be deemed necessary or appropriate by Lender, and such other matters as Lender may reasonably request; such statements shall be prepared in accordance with generally accepted accounting principles and certified on the face thereof by the chief financial officer or other officer acceptable to Lender, or any person acceptable to Lender, and shall be forwarded to Lender with a letter of transmittal from such officer in which such officer shall certify that Borrower is in compliance with all of the covenants contained in this Agreement and further stating that no Event of Default exists in the performance by Borrower of any of the other terms, conditions and covenants required under this Agreement to be performed by Borrower.

         (c) Quarterly Reports: Within thirty (30) days after the last day of each calendar quarter, a portfolio performance report ("Portfolio Report") in such detail and containing such information as Agent may request, as of the last day of such quarter, with respect to all Eligible Loans (defined below) of Borrower, certified by an authorized financial officer of Borrower, which Portfolio Report describes: (i) the original balance of each Eligible Loan;
(ii) the current outstanding balance of each such Eligible Loan as of the close of business on the immediately preceding calendar quarter's end; (iii) the current "Grade" in accordance with Borrower's Credit and Collections Policy; and (iv) an itemization of each past due Eligible Loan. "Borrower's Credit and Collection Policy" shall mean those credit and collection policies and practices of Borrower, related to the promissory notes and related note documents comprising the Eligible Loans, as same is amended form time to time.

         (d) Monthly Reports: As soon as available, and in any event within thirty (30) days after the end of each month, Borrower shall deliver to Lenders (i) a Borrowing Base Report in the form of Exhibit "B" attached hereto together with such other information or confirmation thereof as may be deemed necessary or appropriate by Lender, and (ii) a report in such detail and containing such information as Agent may request, as of the last day of such month, of all Collateral Accounts grouped into columns of 0-30 days from invoice date, 31-60 days from invoice date, 61-90 days from invoice date, and over 90 days from invoice date, and
(iii) a report listing the ten Borrower's Clients (which may be identified by their client numbers) from whom Borrower has purchased the largest aggregate amount of Collateral Accounts outstanding as of the last day of such month, together with the amounts owed on such accounts receivable by the account debtors thereon as of such date, certified by an authorized financial officer of Borrower.

         (e) Notice of Default: Within three (3) days after Borrower has or should have knowledge of the occurrence of a default under this Agreement, notice of such default together with Borrower's plans to correct such default.

         (f) Notice of Litigation: Promptly, but in any event within fifteen (15) days after receipt of service of the petition, notice of any litigation against Borrower in which the claimed liability of Borrower is greater than $500,000.00 (or alleging unspecified damages) if such claim is not fully covered by insurance.

         (g) Other Information: Such other information as Agent may request from time to time.

         (h) Business Plans: On or before December 31 of each year, Borrower's business plan for the following year.

         (i) Field Exam: On or before August 31, 1999, Borrower shall furnish to each Lender, at Borrower's expense, copies of a field exam audit report of the Collateral (the "Audit Report") prepared by a company acceptable to the Required Lenders, such Audit Report to be in form and substance acceptable to the Required Lenders.


         SECTION  5. AFFIRMATIVE COVENANTS.


         (a) Compliance and Performance. Borrower will comply with all statutes and governmental regulations and will pay all taxes, assessments, governmental charges, claims for labor and the like. Borrower will maintain its corporate existence and will remain in good standing in all jurisdictions in which it is required to be qualified and will maintain its properties in good and workable condition at all times. Borrower will perform all obligations under this Agreement, and under all indentures, agreements, and contracts by which Borrower is bound. Borrower will maintain with financially sound and reputable insurers acceptable to Agent, insurance with respect to its properties and business against such liabilities, casualties, risks and contingencies as is customary for its business naming Agent as loss payee with respect to any insurance covering collateral securing the loans hereunder, and will, upon Agent's request, provide satisfactory evidence of such insurance.

Upon Agent's request, Borrower will provide Agent and/or Agent's representatives access to Borrower's books, records and properties at such times during ordinary business hours as Agent may request.

         (b) Reimbursement; Indemnity. Borrower will reimburse Agent and each Lender for all legal fees and expenses incurred by Agent and the Lenders in the preparation of this Agreement and the other Loan Documents, and for all other costs and expenses incurred by Agent and the Lenders in connection with this Agreement including, without limitation, any and all legal fees and expenses incurred in the enforcement of this Agreement or any of the other Loan Documents and all costs Agent or any Lender may incur in evaluating collateral or reviewing Borrower's financial records. Borrower and Guarantor agree, jointly and severally, to indemnify and hold Agent and each Lender harmless from any costs or expenses incurred by Agent or any Lender as a result of the provisions of federal, state and local environmental laws and ordinances, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, as such laws and ordinances may relate to Borrower, Guarantor, or any property or operations of Borrower or Guarantor.

         (c) Current Committed Amount. At no time may the outstanding amount under the Credit Facility exceed the lesser of (i) the Borrowing Base, or (ii) the maximum amount allowable under the Credit Facility (the "Current Committed Amount"). The Current Committed Amount shall never exceed the respective amounts agreed upon by all of the Lenders and Borrower, as established by letter agreement in the form of Exhibit "E" annexed hereto (the "Current Commitment Letter"). Until Borrower gives written notice to Agent and the Lenders that the Current Committed Amount has decreased, the Current Committed Amount shall be the amount most recently agreed upon by Lenders and Borrower. Borrower shall have the right, upon giving at least three (3) Business Days' notice to Agent and the Lenders, to decrease the Current Committed Amount to any multiple of $1,000,000.00, but may not do so more often than once during each calendar quarter. In the event the Current Committed Amount is so reduced, it may not be subsequently increased without the written consent of Agent and the Lenders. Borrower acknowledges and agrees that the Lenders are under no obligation to so increase the Current Committed Amount, and that the Lenders will consider doing so only upon the written request of Borrower, which request may not be made by Borrower more often than once during each calendar quarter.

         (d)      Borrowing Base.

                  (1) The borrowing base for the Revolving Credit Facility (the "Revolving Borrowing Base") shall be the sum of (i) eighty percent (80%) of the outstanding balance of the sum of all Eligible Loans owing to Borrower by Borrower's Clients (as used herein, a "Borrower's Client" is a person or entity from whom Borrower purchases accounts receivable, chattel paper, promissory notes, and liens and security interests securing same or to whom Borrower advances loans and such indebtedness is evidenced by the collateral documents); provided, however, the component of the Borrowing Base comprised of Eligible Loans that constitute Real Estate Loans (defined hereinafter) shall not exceed ten percent (10%) of the Borrowing Base, plus (ii) eighty-five percent (85%) of the amount by which the sum of all Eligible Collateral Accounts purchased by Borrower from Borrower's Clients exceeds the sum of all amounts attributable to such Eligible Collateral Accounts which are or may be due to Borrower's Clients, plus (iii) fifty percent (50%) of the outstanding balance of the sum of all Eligible Mezzanine Loans; provided, however, the Eligible Mezzanine Loans component shall not exceed fifteen percent (15%) of the Borrowing Base. If at any time the amount outstanding under the Revolving Facility is greater than the Revolving Borrowing Base at such time, Borrower shall immediately make a prepayment on the Revolving Note in an amount sufficient to reduce the aggregate outstanding amounts thereof to an amount not more than the Revolving Borrowing Base. The Revolving Borrowing Base is hereinafter sometimes referred to as the Borrowing Base.

         (e) Eligible Loans, Eligible Collateral Accounts, Eligible Mezzanine Loans and Eligible Real Estate Loans.

                  (1) "Eligible Loans" shall mean loans from Borrower to Borrower's Clients, which strictly comply with the requirements of
         Section 5(f) hereinbelow, but excluding any loan that meets one or more of the following criteria: (A) one or more payments are past due by more than ninety (90) days, (B) from a party closely affiliated with, related to, or employed by Borrower or Guarantor, (C) from an obligor subject to bankruptcy proceedings (unless such obligor's bankruptcy proceedings predate the subject Loans), (D) original principal amount thereof is less than $25,000, (E) from an obligor domiciled outside the United States of America, and such obligation is not secured in a manner satisfactory to Agent, (F) to the extent (but only to the extent) such loan, when aggregated with all other loans (from the same or affiliated obligor) comprising the Revolving Borrowing Base exceeds fifteen percent (15%) of Borrower's Primary Capital as reflected on the most recent financial statements of Borrower in Agent's possession, (G) which have been sold or otherwise transferred by the Borrower to KBK Receivables pursuant to the Sale Agreement, (H) has not been originated pursuant to or does not satisfy, in all material respects, any of the applicable requirements of Borrower's Credit and Collection Policy, (I) is not denominated or payable in United States Dollars, (J) has an original term to maturity of more than (x) 72 months with respect to term loans, or (y) 24 months with respect to lines of credit, (K) has payment terms that do not require monthly payments of interest, (L) is subject to claims or offsets by the obligor thereof, (M) the obligor thereof is a governmental agency or authority, (N) the primary business of the obligor is involved in any one or more of the gaming, nuclear waste, bio-tech, or real estate industries, (O) has a principal amortization schedule of more than 10 years with respect to term loans that are not Real Estate Loans, or 20 years with respect to Real Estate Loans, or the remaining principal balance is not due in less than six years from such date, (P) if such note evidences a Real Estate Loan and it fails to meet all requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, (Q) exceeds the aggregate of the following, which has been pledged to secure same (i) 85% of appraised value of equipment, (ii) 50% of the lesser of cost or appraised value of inventory, (iii) 80% of the book value of receivables, (iv) 75% of appraised value of real estate, and (v) 90% of market value of marketable securities; provided, however, that only the funded amount to an obligor in excess of the percentage limitations set forth in (i) through (v) will be excluded from such Borrowing Base, (R) the portion of the Eligible Loan that is subject to participation with other parties, (S) any nonaccrual loans, or (T) any loans in which Lender fails, for any reason, to have a first priority security interest. .

                  (2) "Eligible Collateral Accounts" shall mean accounts receivable purchased by Borrower from Borrower's Clients which are outstanding less than ninety (90) days from date of purchase by Borrower and less than one hundred twenty (120) days from the original invoice date, less all interests in such accounts receivable sold, participated or syndicated by Borrower, and excluding any account receivable that meets one or more of the following criteria: (A) with a due date greater than ninety (90) days from invoice date, (B) from an affiliate of Borrower, (C) from an account debtor subject to bankruptcy proceedings (unless specifically approved by Agent), (D) [intentionally deleted], (E) due from a foreign account debtor which is not secured by a letter of credit in a manner satisfactory to Agent, not covered by credit insurance issued by American Credit Indemnity, The Export-Import Bank of the United States, or such other insurer that is satisfactory to Agent or not otherwise specifically approved by Agent (for purposes hereof, accounts receivable owing by Petrozuata, C.A. purchased by Borrower from Kadco International, Ltd., Inc. in an amount not to exceed $500,000 outstanding at any single time, and from entities, the majority of equity interest in which is owned by Mobil, Chevron, Shell or Exxon, shall be deemed approved by Agent), (F) to the extent (but only to the extent) such account receivable, when aggregated with all other accounts receivable of Borrower purchased from the Borrower's Client from whom Borrower has purchased such account receivable, exceeds the greater of (i) Borrower's allowance for credit loss, as reflected on the most recent financial statements of Borrower in Agent's possession or (ii) twenty percent (20%) of Borrower's Primary Capital as reflected on the most recent financial statements of Borrower in Agent's possession, (G) due from the federal government or any agency thereof to the extent the sum of such governmental accounts receivable exceeds, in the aggregate, twenty-five percent (25%) of Borrower's Primary Capital as reflected on the most recent financial statements of Borrower in Agent's possession, (H) which has been sold or otherwise transferred by Borrower to KBK Receivables pursuant to the Sale Agreement, or (I) in which Lender fails, for any reason, to have a first priority perfected security interest.


                  (3) "Eligible Mezzanine Loans" shall mean Mezzanine Loans that strictly comply with the requirements of Section 5(f) hereinbelow, but excluding any loan that meets one or more of the following criteria: (A) one or more payments are past due by more than ninety (90) days, (B) from a party closely affiliated with, related to, or employed by Borrower or Guarantor, (C) from an obligor subject to bankruptcy proceedings (unless such obligor's bankruptcy proceedings predate the subject Loans), (D) original principal amount thereof is less than $25,000, (E) from an obligor domiciled outside the United States of America, and such obligation is not secured in a manner satisfactory to Agent, (F) to the extent (but only to the extent) such loan, when aggregated with all other loans (from the same or affiliated obligor) comprising the Revolving Borrowing Base exceeds ten percent (10%) of Borrower's Primary Capital as reflected on the most recent financial statements of Borrower in Agent's possession,
         (G) has not been originated pursuant to or does not satisfy, in all material respects, any of the applicable requirements of Borrower's Credit and Collection Policy, (H) is not denominated or payable in United States Dollars, (I) has an original term to maturity of more than eighty-four (84) months, (J) is subject to claims or offsets by the obligor thereof, (K) the obligor thereof is a governmental agency or authority, (L) the primary business of the obligor is involved in any one or more of the gaming, nuclear waste, bio-tech, or real estate industries, (M) if such note is secured by real estate and it fails to meet all requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, or (N) any nonaccrual loans. As used herein, Mezzanine Loans shall mean loans from Borrower to Borrower's Clients that are subject to an Intercreditor Agreement between Borrower and other creditors of Borrower's Clients which Intercreditor Agreement subordinates the repayment of Borrower's loans to Borrower's Client to the indebtedness owing by Borrower's Client to such other creditors.

                  (4) "Eligible Real Estate Loans" shall mean Real Estate Loans that (i) strictly comply with Section 5(f) below, and (ii) meet the applicable requirements of an Eligible Loan. As used herein, "Real Estate Loans" shall mean loans whose primary source of repayment is expected by Borrower to be the sale, lease to non-affiliates of the Borrower's Clients or development of the real estate that secures such loan.

         (f) Security. The Notes, letters of credit and any other indebtedness hereunder shall be secured by (i) all loans from Borrower to Borrower's Clients not sold pursuant to the Sale Agreement, now existing or hereafter to come into existence, (ii) all accounts receivable of Borrower not sold pursuant to the Sale Agreement now existing or hereafter to come into existence (the "Collateral Accounts"), (iii) all instruments, chattel paper, documents and general intangibles of Borrower evidencing same, now owned or hereafter acquired, (iv) an assignment of all security interests, mortgages and liens securing the foregoing, and (v) all proceeds of the foregoing (the foregoing items (i) through (v) are collectively called, the "Collateral").

                  (1)      With respect to the Collateral that is comprised of
         (i) chattel paper, documents and other such instruments evidencing both an obligation and security interest or lease of specific goods, and (ii) promissory notes and other such negotiable instruments evidencing a right to the payment of money and are transferred by way of endorsement, Borrower shall conspicuously mark same with the following indorsement: "IF THIS IS CHATTEL PAPER OR OTHER SUCH INSTRUMENT EVIDENCING BOTH AN OBLIGATION AND SECURITY INTEREST OR LEASE OF SPECIFIC GOODS, IT IS HEREBY ASSIGNED TO BANK ONE, TEXAS, N.A., AS AGENT, UNDER THAT CERTAIN FOURTH AMENDED AND RESTATED LOAN AGREEMENT DATED MAY ____, 1999; IF THIS IS A PROMISSORY NOTE OR OTHER SUCH NEGOTIABLE INSTRUMENT EVIDENCING A RIGHT TO THE PAYMENT OF MONEY IT IS HEREBY INDORSED PAY TO THE ORDER OF BANK ONE, TEXAS, N.A., WITH FULL RECOURSE."

                  (2) With respect to the Collateral that is secured by a security interest in personal property (or otherwise subject to the Business and Commerce Code of Texas), which is evidenced by a security agreement, Borrower shall, upon request of Agent, assign to Lenders the benefit of such security agreement by the following legend on the security agreement: "ALL RIGHTS AND INTEREST IN AND TO THIS SECURITY AGREEMENT ARE ASSIGNED TO BANK ONE, TEXAS, N.A., AS AGENT, UNDER THAT CERTAIN FOURTH AMENDED AND RESTATED LOAN AGREEMENT DATED MAY ____, 1999."


                  (3) Borrower shall (i) assign to Lender all real property lien rights (with respect to the Collateral that is secured by a lien in real property) by execution of assignments of notes and liens (in the form annexed hereto as Exhibit "F"), (ii) upon request of Agent, assign to Lenders all security interests (with respect to security interests that are perfected by UCC filing) by execution of a UCC-3 assignment (in the form annexed hereto as Exhibit "G"), and
         (iii) revise such legends, endorsements and assignments in Agent's sole discretion to effectively indicate that the Collateral has been assigned to Lenders to secure Borrower's obligations hereunder.

                  (4) Borrower shall promptly deliver all original Collateral and assignments to a location designated by Agent, and shall take all other actions requested by Agent to maintain and perfect Lenders' security interests in such Collateral.

         (g) Guaranty. The Notes and the other indebtedness hereunder shall be guaranteed by KBK Capital Corporation, a Delaware corporation ("Guarantor").

         (h) Year 2000 Compliance. Borrower and Guarantor have reviewed the areas within their businesses and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem." Based on such review and program, Borrower and Guarantor reasonably believe that the "Year 2000 Problem" is not reasonably expected to have a material adverse effect on Borrower or Guarantor. At the request of the Agent, Borrower and Guarantor shall provide the Agent assurance reasonably acceptable to the Agent of Borrower's and Guarantor's Year 2000 compliance.

         SECTION  6. NEGATIVE COVENANTS.

         (a) Investments. Borrower will not make investments in any company, person or entity, except in the ordinary course of its business. Guarantor will not make investments in any company, person or entity other than Borrower and KBK Capital Trust I (subject to the approval of the Required Lenders, as defined below), except in the ordinary course of its business.

         (b) Merger and Consolidation. Except as provided below, neither Borrower nor Guarantor will merge or consolidate with any person, create any subsidiaries (other than KBK Receivables), enter into any partnerships or joint ventures, or acquire any other entity. Borrower and Guarantor may merge or consolidate with an entity, so long as (i) Borrower or Guarantor, as the case may be, is the surviving entity, (ii) in the case of Borrower, the acquired entity has assets of less than $5,000,000, (iii) there is no "change in control" of Borrower or Guarantor, and (iv) the acquired entity is in the same basic business as that of Borrower and Guarantor. For purposes hereof, the phrase "change in control" shall mean any person or entity, including a group as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, that acquires, owns or controls more than 50% of the outstanding shares of the capital stock thereof.

         (c)      Dividends and Distributions.  [Intentionally deleted]

         (d) Sale of Assets. Neither Borrower nor Guarantor will sell, transfer or otherwise dispose of any of its assets or enter into any arrangement accomplishing substantially the same purpose, except that the foregoing restrictions shall not apply to transactions in the ordinary course of business or to interests sold, participated or syndicated in any Eligible Loans or any Eligible Collateral Accounts, if such interests are not included in the calculation of the Borrowing Base; provided, however, that the Borrower shall be permitted to sell, contribute and otherwise transfer assets to KBK Receivables pursuant to the Sale Agreement, so long as such assets are not represented to Lender as being Collateral Accounts or Eligible Loans.


         (e) Indebtedness. Neither Borrower nor Guarantor will incur, create, assume or guarantee in any manner any indebtedness, obligation or liability (direct or contingent), other than the indebtedness under the Credit Facility, except that Borrower and Guarantor may (i) incur, create, assume or guarantee indebtedness, obligations and liabilities in the ordinary course of their business, (ii) incur Funded Debt so long as the aggregate of all outstanding Funded Debt of Borrower and Guarantor is unsecured and does not exceed $5,000,000.00, (iii) incur subordinated debt, subject to approval of the Required Lenders, (iv) incur debt in connection with an interest rate hedging agreement (subject to the approval of Lenders), and (v) Guarantor (but not Borrower) may incur debt in the form of subordinated debentures payable to KBK Capital Trust I with respect to the Trust Issuance (hereinafter defined) (collectively, the "Permitted Debt").

         (f) Liens. Neither Borrower nor Guarantor will create or permit to exist any lien, security interest or other encumbrance on any of its properties or assets except (1) as disclosed on the Prior Financial Statements,
(2) as disclosed on the balance sheet of Guarantor dated June 30, 1997 delivered to Agent, (3) liens in favor of Agent, (4) liens securing Funded Debt up to an aggregate amount of $1,000,000.00, (5) liens for taxes or other governmental charges not yet due or contested in good faith, (6) liens in connection with workers' compensation, unemployment insurance or other such obligations, (7) legal or equitable encumbrances deemed to exist by reason of this or other encumbrances deemed to exist by reason of this or other negative pledge covenants, (8) legal or equitable encumbrances resulting from legal proceedings, or (9) servitudes, easements and other similar property rights or
(10) liens, if any, with respect to the Permitted Debt.

         (g) Capital Expenditures. Neither Borrower nor Guarantor will expend or enter into any commitment to expend any amount for the acquisition or lease of tangible, fixed or capital assets, including repairs, replacements and improvements, which are capitalized under proper accounting practice, and which exceeds, in the aggregate, $1,750,000 per calendar year.

         SECTION  7. FINANCIAL COVENANTS.

         (a) Borrower will not permit, as of the end of any fiscal quarter:

                  (1)      its Tangible Net Worth to be less than
                           $32,300,000.00;

                  (2) its ratio of Funded Debt to Primary Capital to be greater than 3.0 to 1.0;

                  (3) its Interest Coverage Ratio to be less than 1.50 to 1.0.

                  (4)      Portfolio Loans that have payments more than ninety
         (90) days past due or Portfolio Loans which are designated as non-accrual to exceed ten percent (10%) of the aggregate Portfolio Loans (collectively "Past Due Loans"). As used herein, "Portfolio Loans" means all of Borrower's Loans, Collateral Accounts and Mezzanine Loans that are owned and managed by Borrower;

                  (5) the ratio ("Net Loss Ratio") of (a) net losses realized on Portfolio Loans for the preceding four (4) consecutive fiscal quarters to (b) the aggregate amount of Portfolio Loans to exceed 3%. The term "net loss" as used in this Section, shall mean Portfolio Loans charged off net of recovery.

         (b) For the purposes of this Agreement, the following terms have the following meanings:

                  (1) "Debt" shall mean all liabilities which would be classified as liabilities;

                  (2) "Tangible Net Worth" shall mean stockholder's equity less all intangible assets such as goodwill and patent rights, plus Subordinated Debt, less advances to affiliates other than KBK Receivables Corporation;

                  (3) "Subordinated Debt" shall mean debt subordinated in a manner satisfactory to the Required Lenders;

                  (4)      "Interest Coverage Ratio" shall mean the ratio of
         (i) earnings before interest and taxes less distributions made for the purpose of accounting for the amount of taxes payable by the Borrower with respect to its net income during such fiscal year had the Borrower not been part of a consolidated group to (ii) interest expense plus additional dividends or distributions payable by the Borrower; all of which are calculated for the four (4) previous fiscal quarters of Borrower.

                  (5) "Funded Debt" shall mean all interest bearing liabilities other than non-recourse debt issued by special purpose subsidiaries.

                  (6) "Primary Capital" shall mean Tangible Net Worth, plus the allowance for credit losses.

                  (7) "Trust Issuance" shall mean the issuance and sale of $17,250,000 preferred securities by KBK Capital Trust I, a subsidiary of Guarantor.

All terms not expressly defined shall be defined in accordance with generally accepted accounting principles. All determinations under this Agreement shall be made in accordance with generally accepted accounting principles consistently applied, except where expressly provided to the contrary. All references to a preceding period shall mean the period ending as of the end of the month, quarter or fiscal year for which the applicable report is delivered. All references to a period immediately following shall mean the period beginning on the first day of the month, quarter or fiscal year following the end of the period for which the applicable report is delivered.


         SECTION 8. DEFAULT AND REMEDIES. It shall constitute an event of default hereunder if (a) Borrower fails to make when due any payment on any of the Notes or on any other indebtedness hereunder, (b) Borrower fails to perform any of its other agreements contained herein, (c) Borrower or Guarantor defaults under the terms or provisions of any Loan Document or any other agreement, instrument or document executed in connection with or as security for the Credit Facility, (d) any representation or warranty of Borrower or Guarantor proves to have been untrue when made, (e) any petition in bankruptcy is filed by Borrower or Guarantor, or any order granting relief under any bankruptcy or receivership law is filed with respect to Borrower or Guarantor,
(f) Borrower or Guarantor permits a monetary judgment against it in excess of $50,000.00 to remain undischarged for a period in excess of thirty (30) days, or (g) Borrower or Guarantor dissolves or (h) Borrower shall default in the payment of any indebtedness of Borrower or in the performance of any of Borrower's obligations and such default shall continue for more than any applicable period of grace or (i) the commencement of the Liquidation Period (as such term is defined in the Receivables Purchase Agreement, dated as of April 11, 1997, among Borrower, KBK Receivables, Clipper Receivables Corporation, State Street Boston Capital Corporation and the other parties thereto). Upon the occurrence of an event of default specified in clause (a) or
(e) above, or upon the breach of any covenant set forth in Section 5(c), 5(d), 5(e) or 7 hereof, without notice to Borrower or any other person, the obligations of the Lenders to fund additional loans to Borrower shall be terminated. Upon the occurrence of any other event of default specified above, upon five (5) days written notice to Borrower, but without further notice to Borrower or any other person, the obligations of the Lenders to fund additional loans to Borrower shall be terminated. Upon the occurrence of an event of default specified in clause (e) above, immediately, and upon the occurrence of any other event of default hereunder at the option of Agent upon five (5) days written notice to Borrower, but without further notice to Borrower or any other person, all indebtedness of Borrower to Agent and the Lenders shall be immediately due and payable and Agent may take any other actions as may be permitted by this Agreement, any other Loan Document or any other document or instrument evidencing or securing the Credit Facility. Each of Borrower and Guarantor expressly waives, except as set forth above, presentment, demand, protest, notice of protest, or other notice of dishonor of any kind including, without limitation, notice of intent to accelerate the maturity of the Notes and other indebtedness hereunder and notice of acceleration of the maturity of the Notes and other indebtedness hereunder.

         SECTION 9. CLOSING. The initial funding of the Credit Facility shall be subject to the receipt by Agent of the following documents, instruments and certificates (which, with all previously executed loan documents relating to the Credit Facility, are herein called the "Loan Documents"), each of which shall be satisfactory in form and substance to Agent and its counsel:

         (a)      seven (7) copies of this Agreement executed by Borrower and
Guarantor:

         (b) the promissory notes attached hereto as Exhibits "A-1" through "A-6," executed by Borrower;

         (c) a Specific Guaranty executed by Guarantor for the benefit of Union Bank of California, N.A.;

         (d) the Consent of Guarantor attached hereto, executed by Guarantor;

         (e) the Current Commitment Letter stipulating amounts agreed to by all Lenders;

         (f) a certificate of the Secretary of each of Borrower and Guarantor, certifying as to the Articles of Incorporation and Bylaws of each, director's resolutions of each, and the signatures of authorized officers of each;

         (g)      resolutions of the Board of Directors of Borrower;

         (h) certificates of existence issued by the Secretary of State of Delaware with respect to each of Borrower and Guarantor;

         (i) certificates of good standing with respect to each of Borrower and Guarantor;

         (j)      Borrowing Base Certificates as of the date hereof;

         (k)      Portfolio Report as of the date hereof;

         (l)      a current copy of the Borrower's Credit and Collection
                  Policy;

         (m)      Amendment to Security Agreement; and

         (n) such other documents and instruments as may be reasonably requested by Agent or its counsel.

         SECTION  10. THE AGENT.

         (a) Creation of Agency. Each Lender hereby authorizes the Agent to take such action on such Lender's behalf and exercise such powers as are delegated to the Agent by the terms hereof, together with all such powers as are reasonably incidental thereto. The relationship between the Agent and each Lender is that of agent and principal only, and nothing herein shall (nor shall it be construed so as to) constitute the Agent a trustee or fiduciary for or of any Lender, or impose on the Agent any duties or obligations other than those for which express provision is made herein. In performing its express duties and obligations hereunder, the Agent shall have no liability to any Lender in the absence of gross negligence or willful misconduct by the Agent. The Lenders expressly acknowledge and agree that the Agent shall have no implied duties hereunder including, without limitation, any implied duty of good faith and fair dealing. The Agent agrees that, upon the request of any Lender, it will use its best efforts to obtain any information from or with respect to Borrower that is available to Agent pursuant to the terms of this Agreement.

         (b) Payments and Distributions. Each Lender hereby authorizes the Agent to receive any and all payments which are or which may become due under this Agreement, the Notes or any of the other Loan Documents. Each Lender and Agent hereby authorize and instruct Borrower to make all payments which are or which may become due under any of such Loan Documents directly to the Agent. Each Lender hereby agrees that, in the event it receives any payment which should have been made to the Agent pursuant to the terms of this Agreement, or in the event it offsets any amounts placed on deposit with it by Borrower, it shall immediately remit such payment or offset amount to the Agent for distribution in accordance with the terms of this Agreement. Except as otherwise expressly provided herein, the Agent shall distribute promptly to the Lenders all sums received by the Agent as a payment on or related to any of the Loan Documents ratably in proportion to the amount of each Lender's interest in the Credit Facility listed on Schedule 1 hereto. In the event interest on the Notes accrues at more than one rate, or the Agent receives any prepayment with respect to any Note, all interest payments and all prepayments received by Agent hereunder shall be distributed ratably among the Lenders in proportion to the amount of each Lender's interest in the Credit Facility, regardless of whether the interest or prepayment was purported to have been made with respect to less than all of the Notes.


         (c) Notices. The Agent will promptly advise each Lender of any actual notice of a default of Borrower hereunder received by the Agent. The Agent shall not be under any obligation to any Lender to ascertain or inquire as to the performance or observance of any of the terms or conditions of this Agreement or any other Loan Document to be performed or observed by Borrower. Each Lender hereby agrees that it will, promptly upon receipt of actual notice thereof, notify the Agent of the existence of any default of Borrower hereunder.

         (d) Indemnity. Each Lender hereby agrees to, and shall, ratably in proportion to the amount of each Lender's interest in the Credit Facility, indemnify, to the extent not reimbursed by Borrower, the Agent against any loss, expense (including legal fees) or liability (except such as results from the Agent's own gross negligence or willful misconduct) which the Agent may suffer or incur in connection with the implementation, administration or enforcement of the Credit Facility or any of the Loan Documents.

         (e) Reliance. In performing its duties and exercising its powers hereunder, the Agent will be entitled to rely on (1) any communication believed by it to be genuine and to have been sent or signed by the person by whom it purports to have been sent or signed and (2) the opinions and statements of any professional advisor selected by it in connection herewith, and the Agent shall not be liable to any other party hereto for any consequence of any such reliance.

         (f) Truth of Representations. The Agent takes no responsibility for the truth of any representations made herein, nor for the adequacy or enforceability of this Agreement, and neither the Agent (except in the case of its gross negligence or willful misconduct) nor any of its officers, directors, employees, agents or representatives shall be liable for any action taken or omitted to be taken by it or any of them under or pursuant to this Agreement, or for any oversight or error of judgment.

         (g) Business with Borrower. Notwithstanding the agency herein constituted, Bank One, in its individual capacity, may, without liability to account, make loans to, accept deposits from and generally engage in any kind of banking or trust business with Borrower. The Lenders expressly acknowledge and agree that such activities shall not constitute (and shall not be construed to constitute) a conflict of interest with the Agent's performance of its duties hereunder.

         (h) Independent Investigations. Each Lender acknowledges that it has taken and will take such independent action and make such investigations as it deems necessary to inform itself as to the financial condition and affairs of Borrower and, based upon such independent action and investigation,-it has determined to enter into this Agreement.

         (i) Prior Adjudication of Certain Actions. If, in the opinion of the Agent, the distribution of any sum received by the Agent in such capacity hereunder, under the Notes or under any other Loan Document, or the taking or omitting to take of any action hereunder or thereunder, might involve the Agent in liability, it may refrain from taking such action (or omitting to take such action) until its right to take such action (or omit to take such action) shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be paid to a person other than the recipient thereof, each Lender or other person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such a manner and to such persons as shall be determined by such court.


         (j) Remedies upon Default. Upon the occurrence of an event of default hereunder by Borrower, the Agent shall be entitled to elect which, if any, remedies will be pursued with respect to the Credit Facility and the collateral securing the same (including, without limitation, deeds or assignments in lieu of any such proceedings). The Agent shall be entitled to select the method of disposition of any collateral securing the Credit Facility, or may elect to not pursue any or all remedies with respect to such collateral. Should such proceedings result in the foreclosure of any security interest held by the Agent or the Lenders, the Agent shall have the right to acquire such collateral at foreclosure, and to bid therefor all or any portion of the indebtedness of Borrower to the Lenders under the Credit Facility and, if the successful bidder thereon, the Agent shall acquire such collateral as nominee for the Lenders and operate and/or dispose of such collateral in the manner the Agent sees fit, all expenses of operation and disposal of such collateral to be borne by the Lenders ratably according to their respective interests in the Credit Facility. In addition to the foregoing, upon the occurrence of an event of default hereunder by Borrower (or, if in the opinion of the Agent, such a default seems imminent), the Agent, subject to the provisions of paragraph (m) of this Section 10 shall be entitled, should it so elect, to pursue any restructuring or modification of the terms and provisions (including, without limitation, repayment provisions) of the Credit Facility, the Notes, this Agreement and the other Loan Documents as may be determined by the Agent in its discretion. The Agent, subject to the provisions of paragraph (m) of this Section 10, shall have the right to release Borrower from liability for repayment of all or any part of the Credit Facility if the Agent determines such release may increase the amounts to be realized by the Lenders under the Credit Facility or may decrease the costs of collection of the Lenders. Each Lender hereby agrees to, and shall, ratably in proportion to the amount of each Lender's interest in the Credit Facility, indemnify and hold the Agent harmless from and against any and all loss, liability or expense (except such as results from the Agent's own gross negligence or willful misconduct) incurred by the Agent in connection with its actions taken hereunder, or in connection with any related document, after the occurrence of an event of default hereunder by Borrower (including, without limitation, actions taken to foreclose on, operate or dispose of any collateral and/or to restructure the terms and provisions of the Credit Facility).

         (k) Fundings by Lenders. Agent shall notify the Lenders by telephone or telecopy as promptly as practicable of a request for advance by Borrower and the date on which such advance is requested to be made. Each Lender hereby agrees to deposit with Agent, prior to 2:00 p.m. Houston time on the date such advance is requested to be made, such Lender's portion of such advance, which shall be determined by the percentage interest of such Lender in the Credit Facility.


         (l) Default by a Lender. In the event any Lender fails to timely make available to the Agent such Lender's pro rata portion of any loan made or to be made pursuant to this Agreement or any other amount due from such Lender to Agent hereunder or under any of the other Loan Documents, or upon the breach by any Lender of any of its other obligations hereunder, such defaulting Lender shall be referred to as a "Defaulting Lender" and the Agent and other Lenders shall have the rights described in this paragraph with respect to such Defaulting Lender. Any amounts received by the Agent or any Lender (including the Defaulting Lender) after the default causing such Lender to become a Defaulting Lender shall be paid to the Lender or Lenders other than the Defaulting Lender (the "Non-defaulting Lenders," whether one or more) in such proportion as the interest of each Non-defaulting Lender bears to the interest in the Credit Facility of all Non-defaulting Lenders. Further, the Agent and the Non-defaulting Lenders shall have the right but not the obligation, to advance monies on behalf of, or otherwise cure defaults of, the Defaulting Lender, and the Defaulting Lender shall be liable to each such party for all amounts so expended, such amounts to be repaid either through funds received or to be received by the Agent or the other Lenders as a payment on the Notes or other indebtedness hereunder, or otherwise through the general funds of such Defaulting Lender. For so long as any Lender is a Defaulting Lender, such Lender shall be deemed to have transferred and assigned to the Non-defaulting Lenders all right, title and interest of such Defaulting Lender in and to the Credit Facility, this Agreement, the Notes, and the other Loan Documents, as security for the payment of all amounts owing from such Defaulting Lender to the Non-defaulting Lenders or that may be advanced by the Non-defaulting Lenders to or for the benefit of Borrower on behalf of such Defaulting Lender. Once all obligations of the Defaulting Lender to the Agent and the other Lenders have been satisfied, so that no default by such Lender exists hereunder, (1) the Non-defaulting Lenders shall be deemed to have transferred and reassigned to such Lender the right, title and interest of such Lender in and to the Credit Facility previously transferred and assigned as security to the Non-defaulting Lenders, (2) such Lender shall be entitled to be reinstated as a Lender hereunder and (3) subject to the continued compliance with the terms hereof, such Lender shall thereafter be entitled to receive all amounts payable with respect to its interest in the Credit Facility.

         (m)      Actions Requiring Consent of the Lenders.

                  (1) Except as set forth in this paragraph (m), Agent shall be entitled to take all action and exercise all powers relating to the Credit Facility, the Loan Documents, and the Lenders' rights and obligations thereunder.

                  (2) Agent is not authorized to, and shall not, undertake any of the following actions without the written consent of all the
         Lenders:

                           (i) change the maximum availability hereunder, or the Current Committed Amount;

                           (ii) change the rate of interest payable with respect to the Credit Facility;

                           (iii) change the date on which any payment on the Credit Facility is due or extend the final maturity date of any Credit Facility;

                           (iv)     waive any payment default under any Note;

                           (v) release any collateral securing the Credit Facility;

                           (vi)     release Borrower or Guarantor from
                   liability on the Credit Facility;

                           (vii)    accelerate the maturity of the Notes;

                           (viii) waive compliance by Borrower with, or amend the terms of, Section 5(c), 5(d), 5(e) or 5(f) hereof, or any financial covenant set forth in Section 7 hereof; or

                           (ix)     amend or modify this Section 10(m)(2).

                  (3) Agent is not authorized to, and shall not, without the written consent of Lenders holding at least seventy-five percent (75%) of the interests in the Credit Facility (the "Required Lenders") waive compliance by Borrower with, or amend the terms of, any covenant set forth in Section 4, Section 5 (except as set forth in subsection
         (m)(2)(viii) above) or Section 6 hereof.

                  (4) No Lender shall be entitled to take any action with respect to the obligations owed to it under any Note, any Guaranty Agreement or any other Loan Document including, without limitation, acceleration of the maturity of such Lender's Note, it being agreed that all of such actions shall be taken by Agent in the manner prescribed in this Agreement.

         (n) Resignation; Successor Agent. The Agent may resign at any time from the agency created hereby by giving written notice of such resignation to Borrower and the Lenders, and the Agent shall be relieved of all duties and obligations arising hereunder after the time of such resignation. Upon receipt of notice of such resignation, the Lenders shall appoint a successor agent hereunder or, if the Lenders fail to so appoint a successor agent within thirty (30) days after receipt of notice of the resignation of the Agent, any Lender may petition a court of competent jurisdiction to appoint a successor agent hereunder. Upon appointment and acceptance of the agency created hereby by the successor agent, such successor agent shall succeed to all the rights, duties and obligations of the Agent hereunder.

         (o) No Third Party Beneficiary. Nothing in this Section 10, express or implied, is intended or shall be construed to give to any person other than the Lenders and the Agent (including, without limitation, Borrower) any right or remedy, and all terms and provisions of this Section 10 shall be for the sole benefit of the Lenders and the Agent.

         SECTION 11. DISCLOSURE. Any additions or exceptions applicable to the terms of this Agreement, the representations and warranties of Borrower herein or the covenants hereof shall only be those disclosed in writing to Agent concurrently with the execution hereof .

         SECTION 12.       MISCELLANEOUS.

         (a) Notices. All notices shall be in writing or by telecopy or telegram, confirmed in writing and shall be sufficient in all respects if delivered or sent by registered or certified mail to the address set forth on the signature page of this Agreement. Any party may, by proper written notice hereunder to the other parties, change the address to which notices shall thereafter be sent.


         (b) Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 13. Notwithstanding clause (ii) of this Section, any Lender may at any time, without the consent of the Borrower or the Agent, assign all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the entity which holds any Note as the owner thereof for all purposes hereof unless and until such entity complies with Section 13 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of the rights to any Note agrees by acceptance of such transfer or assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of anyone, who at the time of making such request or giving such authority or consent is the owner of the rights to any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of the rights to such Note.

         (c) Renewals and Extensions. All provisions of this Agreement shall apply with equal force and effect to each and all renewals and extensions, in whole or in part, of the Notes or the Credit Facility.

         (d) Prior Loan Agreement. Agent, the Lenders and Borrower hereby agree that this Agreement amends, restates and supersedes all prior agreements, including without limitation, the Prior Loan Agreement, but in no way acts as a release or relinquishment of the liens and/or security interests securing payment of the indebtedness advanced pursuant to the Prior Loan Agreement and such liens and/or security interests (including, without limitation, those created by that certain Accounts Receivable and Inventory Security Agreement dated March 5, 1993 as most recently amended by Eighth Amendment to Amended and Restated Accounts Receivable and Inventory Security Agreement of even date herewith) are hereby renewed, extended, ratified, confirmed and carried forward by Borrower in all respects to secure the Notes and the Credit Facility.

         (e) No Waiver; Remedies Cumulative. No course of dealing on the part of Agent, any Lender or any officer or employee of Agent or any Lender, or any failure or delay by Agent or any Lender with respect to exercising any right, power, or privilege of Agent or any Lender under this Agreement or any other Loan Document shall operate as a waiver thereof. The rights and remedies of Agent and the Lenders under this Agreement and the other Loan Documents shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         (f) Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         (g) Invalid Provisions. In the event any one or more of the provisions contained in this Agreement or any of the other Loan Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or the other Loan Documents. Furthermore, in lieu of such invalid, illegal or unenforceable provision, there shall automatically be added a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and as may be valid, legal and enforceable.


         (h) Usury Savings Clause. Nothing contained in this Agreement or in any of the other Loan Documents shall be construed to obligate Borrower, under any circumstances whatsoever, to pay interest in excess of the maximum non-usurious interest rate applicable to Borrower. In the event that any sums received from Borrower are at any time under applicable law deemed to be in excess of the maximum non-usurious amount Agent or the Lenders could collect under applicable usury law, the effective rate of interest on the loans hereunder shall be reduced to and be the maximum non-usurious interest rate permitted under applicable law and Borrower and all sureties, endorsers and guarantors shall accept as their sole remedy under such circumstances either the return of any sums of interest which may have been collected and which produced a rate of interest in excess of the applicable maximum non-usurious interest rate or the application of those sums as a credit against the unpaid principal amount of the loan, whichever remedy may be elected by Agent.

         (i) Headings; Singular/Plural. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof. The word "person" or "entity" shall mean an individual, corporation, trust, partnership or unincorporated association; and the pronouns of any gender shall include the other genders, and either the singular or plural of a defined term shall include the other.

         (j) JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND THE UNDERSIGNED. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENT.


         (k) Arbitration. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint or class in nature, arising from the Notes, any Loan Document or otherwise, including without limitation contract disputes and tort claims., shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         SECTION  13. ASSIGNMENTS.

         (a) Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit "H" or in such other form as may be agreed to by the parties thereto. The consent of the Borrower and the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an affiliate thereof; provided, however, that if an event of default hereunder has occurred and is continuing, the consent of the Borrower shall not be required. Such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Borrower and the Agent otherwise consents) be in an amount not less than the lesser of (a) $5,000,000.00 or (b) the remaining amount of the assigning Lender's interest in the Credit Facility (calculated as at the date of such assignment).

         (b) Effect; Effective Date. Upon (a) delivery to the Agent of an assignment, together with any consents required by Section 13(a), and (b) payment of a $4,000 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Credit Facility under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Credit Facility assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13(b), the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective interests in the Credit Facility as adjusted pursuant to such assignment.

         (c) Dissemination of Information. The Borrower authorizes each Lender to disclose to any Purchaser or any other entity acquiring an interest in the Loan Documents (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower.

         SECTION 14. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the date hereof, each reference in the other Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended and restated hereby.

         SECTION 15. ENTIRE AGREEMENT. THIS WRITTEN LOAN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         If this evidences your understanding of the agreements herein, please execute in the space provided.

                                          "BORROWER"

                                          KBK FINANCIAL, INC.


                                          By:
                                              ---------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------

                                          Address for Notice:

                                          2200 City Center II
                                          301 Commerce Street
                                          Fort Worth, Texas  76102
                                          Attention:  Robert J. McGee
                                          Telephone No.: (817) 258-6020
                                          Telecopy No.: (817) 258-6110


ACCEPTED AND AGREED TO:

"LENDERS"


BANK ONE, TEXAS, N.A.                     WELLS FARGO BANK (TEXAS), N.A.


By:                                       By:
   -------------------------------             --------------------------
   Barry A. Kelly,                        Name:
   Senior Vice President                         ------------------------
                                          Title:
                                                 ------------------------


Address for Notice:                       Address for Notice:

910 Travis                                505 Main Street, Suite 300
Houston, Texas  77002                     Fort Worth, Texas  76102
Telephone No.: (713) 751-3831             Telephone No.: (817) 347-0065
Telecopy No.:    (713) 751-6199           Telecopy No.:    (817) 347-0056


FLEET BANK, N.A.                          FROST NATIONAL BANK


By:                                       By:
   -------------------------------            ---------------------------
Name:                                         Pam R. Drenner,
     -----------------------------            Senior Vice President
Title:
      ----------------------------

Address for Notice:                      Address for Notice:

592 Fifth Avenue,                        777 Main Street
Mail Stop NYNYF16E                       Fort Worth, Texas  76102
New York, New York  10036                Telephone No.: (817) 420-5046
Telephone No.: (212) 819-6076            Telecopy No.:  (817) 420-5250
Telecopy No.:  (212) 819-6207



IBJ WHITEHALL BUSINESS CREDIT            UNION BANK OF CALIFORNIA, N.A.
CORPORATION


By:                                      By:
   ----------------------------------        ----------------------------------
Name:                                    Name:
     --------------------------------          --------------------------------
Title:                                   Title:
      -------------------------------            ------------------------------


Address for Notice:                      Address for Notice:


One State Street                         350 California Street, 6th Floor
New York, New York  10004                San Francisco, California  94104-1402
Attn: Ms.  Deborah Kos-Harmon,           Attn:  Robert C. Nagel
      Vice President                            Financial Services Industries
Telephone No.: (212) 858-2020                   Specialized Industries Group
Telecopy No.:  (212) 858-2151            Telephone No.: (415) 705-7189
                                         Telecopy No.: (415)705-5093


         By execution hereof the undersigned Guarantor consents to the terms of this Agreement including, without limitation, the obligations imposed pursuant to Section 5(b) hereof and the waivers set forth in Section 8 hereof.

                                         KBK CAPITAL CORPORATION


                                         By:
                                             ---------------------------------
                                         Name:
                                                ------------------------------
                                         Title:
                                                 -----------------------------

                                         Address for Notice:
                                         2200 City Center II
                                         301 Commerce Street
                                         Forth Worth, Texas  76102

                                 EXHIBIT "A-1"

            [Attach copy of 1/26/99 Bank One Note i/a/o $20,625,000]

                                 EXHIBIT "A-2"

          [Attach copy of 12/29/98 Wells Fargo Note i/a/o $10,000,000]

                                 EXHIBIT "A-3"

             [Attach copy of 12/29/98 Fleet Note i/a/o $9,000,000]

                                 EXHIBIT "A-4"

             [Attach copy of 12/29/98 Frost Note i/a/o $8,250,000]

                                 EXHIBIT "A-5"

              [Attach copy of 1/26/99 IBJ Note i/a/o $15,000,000]

                                 EXHIBIT "A-6"

                 [Attach copy of new $10,000,000.00 Union Note]

                                  EXHIBIT "B"

                           REVOLVING CREDIT FACILITY
                                    FORM OF
                           BORROWING BASE CERTIFICATE






                                                       Dated: ______________

         In accordance with the Fourth Amended and Restated Loan Agreement ("Agreement") dated __________________, 1999 among KBK Financial, Inc. ("Borrower"), the lenders described therein and Bank One, Texas, N.A., as agent for itself and the other lenders described therein (the "Agent"), as the same has been amended from time to time, I, an authorized financial officer of Borrower, hereby certify to the Agent that the following schedule accurately states Borrower's Borrowing Base with respect to the Revolving Credit Facility as of the date hereof:


A.       LOANS

         1.       Loans from Borrower to Borrower's Clients                       $
                                                                                    -----------
         2.       Plus: Outstanding Letters of Credit                             $
                                                                                    -----------
         3.       Less: Loans sold to KBK Receivables                             $
                                                                                    -----------
         4.       Less: Participated portion of Loans                             $
                                                                                    -----------
         5.       Net Amount of Loans                                                              $
                                                                                                     -----------
         6.       Less:

                  (A)      Loans with one or more payments are past due by more
                           than 90 days                                           $
                                                                                    -----------
                  (B)      Loans to Affiliates                                    $
                                                                                    -----------
                  (C)      Loans to obligors subject to bankruptcy proceedings
                                                                                  $
                                                                                    -----------
                  (D)      Loans with principal amount of less than $25,000       $
                                                                                    -----------
                  (E)      Loans from a foreign obligor                           $
                                                                                    -----------
                  (F)      Loans with aggregate value in excess of 15% of
                           Borrower's Primary Capital                             $
                                                                                    -----------
                  (G)      [Intentionally deleted] See A.3. above

                  (H)      Loans not in compliance with Borrower's Credit and
                           Collection Policy                                      $
                                                                                    -----------
                  (I)      Loans not denominated or payable in U.S. Dollars       $
                                                                                    -----------
                  (J)      Loans with maturity of more than (x) 72 months with
                           respect to terms loans, or (y) 24 months with
                           respect to lines of credit $


                  (K)      Loans with payment terms that do not require monthly
                           payments of interest                                   $
                                                                                    -----------
                  (L)      Loans subject to claims or offsets by the obligor
                           thereof                                                $
                                                                                    -----------
                  (M)      Loans to governmental entity                           $
                                                                                    -----------
                  (N)      Loans to obligors whose primary business is gaming,
                           nuclear waste, bio-tech, or real estate                $
                                                                                    -----------
                  (O)      Loans with principal amortization schedule of more
                           than 10 years (for term loans not secured by real
                           estate), or 20 years (for real estate loans), or
                           remaining balance is not due in less than 6 years $
                                                                                    -----------
                  (P)      Loans which do not comply with FIRREA                  $
                                                                                    -----------
                  (Q)      Loans which exceed the aggregate of (i) 80% of
                           appraised value or equipment, (ii) 50% of the lesser
                           of cost or appraised value of inventory, (iii) 80%
                           of the book value of receivables, (iv) 75% of
                           appraised value of real estate, and (v) 90% of
                           market value of marketable securities (restricted to
                           funded amount in excess of percentage limitations)
                                                                                  $
                                                                                    -----------
                  (R)      [Intentionally deleted] See A.4. above

                  (S)      Loans which are non-accrual loans                      $
                                                                                    -----------
                  (T)      Loans for which Lender fails to have a first
                           priority security interest                             $
                                                                                    -----------
         7.       Eligible Loans                                                                   $
                                                                                                     -----------
         8.       80% of Line A.7. (Loan Borrowing Base)                                           $
                                                                                                     -----------
B.       COLLATERAL ACCOUNTS



         1.       Accounts Receivable purchased by Borrower from Borrower's
                  clients (outstanding less than 90 days from date of purchase by Borrower and less than 120 days from original invoice date
                                                                                  $
                                                                                    -----------
         2.       Less: Interests in accounts receivable sold, participated or
                  syndicated by Borrower                                          $
                                                                                    -----------
         3.       Accounts sold to KBK Receivables                                $
                                                                                    -----------
         4.       Net amount of Accounts                                                           $
                                                                                                     -----------
         5.       Less:
                                                                                    -----------
                  (A)      Accounts with a due date more than 90 days from
                           invoice date                                           $
                                                                                    -----------
                  (B)      Accounts affiliates                                    $
                                                                                    -----------



                  (C)      Accounts to debtors subject to bankruptcy proceedings
                                                                                  $
                                                                                    -----------
                  (D)      [Intentionally deleted]

                  (E)      Accounts due from foreign debtors which is not
                           secured by letter of credit satisfactory to Agent,
                           or not covered by credit insurance issued by
                           American Credit Indemnity, The Export-Import Bank,
                           or other approved insurer(1)                           $
                                                                                    -----------
                  (F)      Accounts which in the aggregate exceed (i)
                           Borrower's allowance for credit loss or (ii) 20% of
                           Borrower's Primary Capital                             $
                                                                                    -----------
                  (G)      Accounts with governmental entities which in the
                           aggregate exceed 25% of Borrower's Primary Capital
                                                                                  $
                                                                                    -----------
                  (H)      [Intentionally deleted] See B.3. above

                  (I)      Accounts for which Lender fails to have a first
                           priority security interest                             $
                                                                                    -----------
                  (1) For the purposes hereof, accounts owing by Petrozuata, C.A.
                  purchased by Borrower from Kadco International, Ltd not
                  exceeding $500,000 outstanding at any one time, and from
                  entities, the majority of equity interest in which is owned by Mobil, Chevron, Shell or Exxon, are acceptable

         6.       Eligible Collateral Accounts                                                     $
                                                                                                      -----------
         7.       85% of Line B.6. (A/R Borrowing Base)                                            $
                                                                                                      -----------
C.       MEZZANINE LOANS



         1.       Loans from Borrower to Borrower's clients which are subject
                  to Intercreditor Agreement                                      $
                                                                                    -----------
         2.       Less:

                  (A)      Loans more than 90 days past due                       $
                                                                                    -----------
                  (B)      Loans from affiliates                                  $
                                                                                    -----------
                  (C)      Loans from obligors subject to bankruptcy proceedings
                                                                                  $
                                                                                    -----------
                  (D)      Loans with original principal amount of less than
                           $25,000                                                $
                                                                                    -----------
                  (E)      Loans with foreign obligor                             $
                                                                                    -----------
                  (F)      Loans which in the aggregate exceed 10% of
                           Borrower's Primary Capital                             $
                                                                                    -----------
                  (G)      Loans which do not satisfy Borrower's Credit and
                           Collection Policy                                      $
                                                                                    -----------




                  (H)      Loans not denominated or payable in U.S. Dollars       $
                                                                                    -----------
                  (I)      Loans with an original term of more than 84 months
                                                                                  $
                                                                                    -----------
                  (J)      Loans subject to offsets                               $
                                                                                    -----------
                  (K)      Loans to governmental agencies                         $
                                                                                    -----------
                  (L)      Loans to obligors whose primary business is gaming,
                           nuclear waste, bio-tech, or real estate                $
                                                                                    -----------
                  (M)      Loans which do not comply with FIRREA                  $
                                                                                    -----------
                  (N)      Loans which are non-accrual loans                      $
                                                                                    -----------
         6.       Eligible Mezzanine Loans                                                         $
                                                                                                     -----------
         7.       50% of Line C.6. [not to exceed 15% of the total Revolving
                  Borrowing Base (Mezzanine Borrowing Base)                                        $
                                                                                                     -----------
D.       AVAILABLE BALANCE



         1.       Outstanding Loan Balance                                        $
                                                                                    -----------
         2.       Outstanding Letters of Credit                                   $
                                                                                    -----------
         3.       Sum of Lines D.1. and D.2.                                                       $
                                                                                                      -----------
         4.       Sum of Lines A.8., B.7. and C.7.                                                 $
                                                                                                      -----------
         5.       Excess of Line C.4. over Line C.3.                                               $
                                                                                                      -----------









         I further certify to the Agent that (a) no default under the Agreement is existing on the date of this certificate, (b) the foregoing report is true and correct as of the date hereof, and (c) the items mentioned herein constitute collateral in accordance with the terms of the Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given thereto in the Agreement.


                                           By:
                                                -------------------------------
                                           Name:
                                                  -----------------------------
                                           Title:     Authorized Officer of
                                                      KBK Financial, Inc.

                                  EXHIBIT "C"

                                   [Reserved]

                                  EXHIBIT "D"

                                    FORM OF
                             COMPLIANCE CERTIFICATE


                Financial Covenant                             Required Ratio/Amount               Actual Ratio/
                ------------------                             ---------------------               -------------
                                                                                                      Amount

Tangible Net Worth                                    Greater than $32,300,000.00             $
                                                                                                -----------------
Ratio of Funded Debt to Primary Capital               Less than 3.00 to 1.00
                                                                                                -----------------
Interest Coverage Ratio                               Greater than 1.50 to 1.00
                                                                                                -----------------
Portfolio Loans more than 90 days past due            Less than 10%                           $
or which are non-accrual
                                                                                                -----------------
Net Loss Ratio (ratio of net losses on                Less than 3% Loans for
Portfolio preceding 4 quarters to the                                                           -----------------
aggregate amount of Portfolio Loans


         I further certify to the Agent that (a) no default under the Agreement is existing on the date of this certificate, and (b) the foregoing report is true and correct as of the date hereof. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given thereto in the Agreement.



                                            By:
                                                -------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:     Authorized Officer of
                                                       KBK Financial, Inc.

                                  EXHIBIT "E"
                                   [FORM OF]
                           CURRENT COMMITMENT LETTER

                             ________________, 1999


KBK Financial, Inc.
2200 City Center II
301 Commerce Street
Fort Worth, Texas  76102



         Re: Fourth Amended and Restated Loan Agreement of even date herewith (the "Loan Agreement"), among KBK Financial, Inc. ("Borrower"), Bank One, Texas, N.A., Wells Fargo Bank (Texas), N.A., Frost National Bank, Fleet Bank, N.A., IBJ Whitehall Business Credit Corporation, and Union Bank of California, N.A. (collectively, the "Banks")

Gentlemen:

In accordance with Section 5(c) of the Loan Agreement, the Borrower has requested and the Banks hereby agree that, effective this date, the Current Committed Amount allowable under the Credit Facility shall be as follows:

         Current Committed Amount            $72,875,000

All capitalized terms used herein which have been defined in the Loan Agreement have been used in accordance with the definitions ascribed to them in the Loan Agreement.

                                          Yours very truly,

                                          BANK ONE, TEXAS, N.A.,


                                          By:
                                              ---------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------


                                          WELLS FARGO BANK (TEXAS), N.A.


                                          By:
                                              ---------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------

                                          FLEET BANK, N.A.


                                          By:
                                              ---------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------


                                          FROST NATIONAL BANK


                                          By:
                                              ---------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------



                                          IBJ WHITEHALL BUSINESS CREDIT


                                          By:
                                              ---------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------


                                          UNION BANK OF CALIFORNIA, N.A.


                                          By:
                                              ---------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------



ACKNOWLEDGED AND AGREED TO:

"BORROWER"

KBK FINANCIAL, INC.



By:
    ---------------------------------
Name:
       ------------------------------
Title:
       ------------------------------

"GUARANTOR"

KBK CAPITAL CORPORATION




By:
    ---------------------------------
Name:
       ------------------------------
Title:
       ------------------------------

                                  EXHIBIT "F"

                                     [FORM]

                          ASSIGNMENT OF NOTES & LIENS

      KBK FINANCIAL, INC., a Delaware corporation ("Assignor"), being the present owner and holder of those certain Promissory Notes described on
Schedule I attached hereto and made a part hereof (collectively, the "Notes") payable to the order of Assignor, each as more fully described in the mortgages and deeds of trust described on Schedule I (the "Mortgages") covering those certain tracts of land described on Schedule II attached hereto and made a part hereof, for and in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration cash in hand paid to Assignor by BANK ONE, TEXAS, N.A. ("Assignee"), the receipt and sufficiency of which consideration are hereby acknowledged, does hereby SELL, TRANSFER, CONVEY, ENDORSE, ASSIGN, SET OVER and DELIVER unto Assignee the Notes and all liens, assignments and security interests created under and by virtue of (i) the Mortgages, and (ii) those certain assignments of leases and rents (the "Assignments"), if any, described on Schedule I.

         This Assignment is made in accordance with and subject to the terms of that certain Eighth Amendment to Amended and Restated Accounts Receivable and Inventory Security Agreement dated April ____, 1999, made by Assignor in favor of Assignee (the "Security Agreement"), and Assignor hereby reconfirms those representations and warranties set forth in the Security Agreement.

         EXECUTED this ____ day of ____________________, _____.

                                         KBK FINANCIAL, INC.


                                         By:
                                             ----------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                                -------------------------------



THE STATE OF TEXAS                )
                                  )
COUNTY OF __________________      )

         The foregoing instrument was acknowledged before me on this ____ day of ________________________, _____, by ______________________________________,

__________________________________ of KBK FINANCIAL, INC., a Delaware
corporation, on behalf of said corporation.


                                               --------------------------------
                                               Notary Public, State of Texas

                                  EXHIBIT "G"

                       [Attach form of UCC-3 Assignment]

                                  EXHIBIT "H"


                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "Assignment Agreement") between

________________________________________________

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Loan Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate interests in the Credit Facility purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of
Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

         4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Agent which relate to the portion of the Credit Facility assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. RECORDATION FEE. The Assignor and Assignee each agree to pay one_half of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and
(iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are




                                      H_1
made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Collateral, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Credit Facility or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Credit Facility or the Loan Documents.

         7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and
(ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.


         8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Texas.

         9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

         IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

                                   SCHEDULE 1
                            TO ASSIGNMENT AGREEMENT

1.       Description and Date of Credit Agreement:

2.       Date of Assignment Agreement:  __________, 19 ___


3.       Amounts (As of Date of Item 2 above):


                                                     Facility            Facility           Facility                Facility

                                                         1*                  2*                3*                       4*
                                                      -------            --------          ---------                 ------
         a.       Assignee's percentage
                  of each Facility purchased
                  under the Assignment
                  Agreement**                                %                   %                  %                      %
                                                      -------            --------          ---------                 ------

         b.       Amount of
                  each Facility
                  purchased
                  under the Assignment
                  Agreement                          $                  $                 $                         $
                                                      -------            --------          ---------                 ------

4.       Assignee's Commitment (or Loans
         with respect to terminated
         Commitments) purchased
         hereunder:                                           $
                                                                ---------
5.       Proposed Effective Date:

                                                           -----------------

6.       Non-standard Recordation Fee                         Assignor/Assignee
         Arrangement                                          to pay 100% of fee


Accepted and Agreed:

[NAME OF ASSIGNOR]                                            [NAME OF ASSIGNEE]

By:                                                           By:
    -------------------------------------------------             -----------------------------------
Title:                                                        Title:
       ----------------------------------------------                 -------------------------------

ACCEPTED AND CONSENTED TO BY                                  ACCEPTED AND CONSENTED TO BY
[NAME OF BORROWER]                                            [NAME OF AGENT]

By:                                                           By:
    -------------------------------------------------              ----------------------------------
Title:                                                        Title:
       ----------------------------------------------                --------------------------------

*        Insert specific facility names per Credit Agreement
**       Percentage taken to 10 decimal places

                            ATTACHMENT TO SCHEDULE 1

                            TO ASSIGNMENT AGREEMENT

                        ADMINISTRATIVE INFORMATION SHEET

              Attach Assignor's Administrative Information Sheet,
                  which must include notice addresses for the
                           Assignor and the Assignee
                           (Sample form shown below)

                              ASSIGNOR INFORMATION


CONTACT:


Name:                                                         Telephone No.:
     ------------------------------------                                     --------------------
Fax No.:                                                      Telex No.:
         --------------------------------                                -------------------------
                                                              Answerback:
                                                                          ------------------------

PAYMENT INFORMATION:

Name & ABA # of Destination Bank:
                                  ---------------------------------------------

Account Name & Number for Wire Transfer:
                                          -------------------------------------

Other Instructions:
                    -----------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNOR:
                                   --------------------------------



                              ASSIGNEE INFORMATION
CREDIT CONTACT:


Name:                                                         Telephone No.:
     ------------------------------------------------                         ---------------------
Fax No.:                                                      Telex No.:
         --------------------------------------------                     -------------------------
                                                              Answerback:
                                                                          -------------------------

KEY OPERATIONS CONTACTS:


Booking Installation:                                         Booking Installation:
                     --------------------------------
Name:                                                         Name:
     ------------------------------------------------               -------------------------------
Telephone No.:                                                Telephone No.:
              ------------------------------                                  ---------------------
Fax No.:                                                      Fax No.:
         --------------------------------------------                  ----------------------------
Telex No.:                                                    Telex No.:
           ------------------------------------------                    --------------------------
Answerback:                                                   Answerback:
           ---------------------------------                              -------------------------

PAYMENT INFORMATION:

Name & ABA # of Destination Bank:
                                    -------------------------------------------

Account Name & Number for Wire Transfer:
                                          -------------------------------------

Other Instructions:
                    -----------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNEE:
                                  ---------------------------------------------



         BANK ONE, TEXAS, N.A. INFORMATION

         Assignee will be called promptly upon receipt of the signed agreement.


INITIAL FUNDING CONTACT:               SUBSEQUENT OPERATIONS CONTACT:

Name:  Violet Nolton                   Name:  Violet Nolton
Telephone No.: (713) 751-3540          Telephone No.:  (713) 751-3540
Fax No.:  (713) 751-3894               Fax No.: (713) 751-3894
                                       BOTNA Telex No.:  6734165 (Answerback:
                                            BONE ___ USA)

INITIAL FUNDING STANDARDS:

Libor - Fund 2 days after rates are set.

BOTNA WIRE INSTRUCTIONS:            Bank One, Texas, N.A., ABA #111000614


ADDRESS FOR NOTICES FOR BOTNA:      910 Travis, Houston, Texas 77002
                                    Attn: Corporate Lending
                                    Fax No. (713) 751-6199

                                   SCHEDULE 1
                 TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT

    Lender                                              Dollar Interest in
    ------                                              ------------------
Bank One, Texas, N.A.                                     $20,625,000.00

Wells Fargo Bank (Texas), N.A.                            $10,000,000.00

Fleet Bank, N.A.                                          $ 9,000,000.00

Frost National Bank                                       $ 8,250,000.00

IBJ Whitehall Business Credit Corporation                 $15,000,000.00

Union Bank of California, N.A.                            $10,000,000.00

402751 000150 Houston 79120.1

                              CONSENT OF GUARANTOR



         The undersigned, KBK CAPITAL CORPORATION, as the Guarantor referred to in the foregoing Fourth Amended and Restated Loan Agreement to which this Consent is annexed (the "Loan Agreement"), hereby consents to the foregoing Loan Agreement and hereby confirms to and agrees with each Lender that (i) the guaranties in effect on the date hereof to which Guarantor is a party are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, the Loan Agreement, all references in the guaranties to the Loan Agreement, shall mean the Loan Documents, the Security Documents and Revolving Notes, as modified, increased, extended and amended by the Loan Agreement, and (ii) the guaranties do, and shall continue to, guarantee the payment by the Borrower to each Lender of its obligations under the Loan Agreement, the Loan Documents, the Security Documents and the Revolving Notes, as modified, increased, extended and amended by this Loan Agreement.


                                                    KBK CAPITAL CORPORATION


                                                    By:
                                                        -----------------------
                                                    Name:
                                                          ---------------------
                                                    Title:
                                                            -------------------

                           FIRST AMENDMENT TO FOURTH
                      AMENDED AND RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and entered into effective the _____ day of July, 1999, by and between KBK FINANCIAL, INC., a Delaware corporation (herein called "Borrower"); BANK ONE, TEXAS, N.A., a national banking association, as Agent for itself and the other Lenders (in such capacity, the "Agent"), WELLS FARGO BANK (TEXAS), N.A., a national banking association, FLEET BANK, N.A., a national banking association, FROST NATIONAL BANK, a national banking association, IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York corporation, and UNION BANK OF CALIFORNIA, N.A., a national banking association (collectively, "Lenders"), in connection with the credit facility more fully described in the Fourth Amended and Restated Credit Agreement, as amended by this Amendment (collectively, the "Credit Facility").

                                R E C I T A L S:

         WHEREAS, Borrower and Lenders entered into a Fourth Amended and Restated Loan Agreement dated May 21, 1999 (which, as the same may be amended from time to time, is herein called the "Loan Agreement"); the terms defined therein being used herein as therein defined unless otherwise defined herein; and

         WHEREAS, Borrower and Lender desire to amend certain terms and provisions of the Loan Agreement to include the issuance of bankers acceptances.

                               A G R E E M E N T:

         1. AMENDMENTS TO THE LOAN AGREEMENT. The Loan Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

         (A) Section 1.A.(b) is hereby amended by deleting the section and substituting the following therefor:

                  "(b)Maximum Revolving Credit Availability; Advance Procedure : $72,875,000.00, subject to the limitations set forth in this Agreement, including the Borrowing Base described in Section 5(d) hereof, and the face amount of all outstanding letters of credit and bankers acceptances. Borrower may request advances pursuant to the Revolving Credit Facility from Agent by telephone at least (i) one (1) Business Day (hereinafter defined) prior to the requested date of advance for advances accruing interest at the Prime Rate (as defined in Section 2 hereof), or (ii) three (3) Business Days prior to the requested date of advance for advances accruing interest at the LIBOR Rate (as defined in Section 2 hereof). Agent shall request each Lender to make available to Agent such Lender's portion of the requested advance, as described in Section 10(k) hereof. Agent shall advance to

         Borrower all funds delivered by the Lenders to Agent for the purpose of funding such requested advance to Borrower."

         (B) Section 1.A.(f) is hereby amended by deleting the section and substituting the following therefor:

                  "(f)Concerning Letters of Credit and Bankers Acceptances : On the terms and subject to the conditions hereinafter set forth, Lenders agree to make advances under the Revolving Credit Facility to Borrower for the issuance of one or more letters of credit and/or bankers acceptances, the total aggregate face amount of which shall not exceed at any one time the lesser of (i) $7,500,000.00 or (ii) the remainder of (A) Revolving Borrowing Base less (B) all amounts outstanding on the Revolving Credit Facility.

                           (i) No letter of credit issued under the Revolving
                  Credit Facility may have an expiration date later than the Revolving Maturity Date. The issuances of all letters of credit are subject to the execution by Borrower of Agent's standard documentation therefor including, without limitation, provisions regarding capital adequacy. The face amount of each letter of credit issued under the Revolving Credit Facility shall be deemed an amount outstanding thereunder. All letters of credit shall bear a fee, payable in advance to Agent, for the benefit of the Lenders (except for $300 of the fee, which shall be credited exclusively to Agent for Agent's administration of each such letter of credit) equal to one percent (1%) per annum (calculated on the basis of a 365 or 366 day year, as the case may be, and the actual number of days elapsed) of the face amount of such letter of credit. Any letter of credit issued by Agent at the request of Borrower and outstanding on the date hereof shall be deemed issued under the Revolving Credit Facility.

                           (ii) No bankers acceptances issued under the
                  Revolving Credit Facility may have an expiration date later than the earlier of: (i) the Revolving Maturity Date; or (ii) 180 days from the date of issuance. The issuances of all bankers acceptances are subject to the execution by Borrower of Agent's standard documentation therefor including, without limitation, provisions regarding capital adequacy. The face amount of the bankers acceptances issued under the Revolving Credit Facility shall be deemed an amount outstanding thereunder. All bankers acceptances shall bear a fee, payable in advance to Agent, for the benefit of the Lenders (except for $300 of the fee, which shall be credited exclusively to Agent for Agent's administration of each such bankers acceptance) equal to one and one-half percent (1.50% ) per annum (calculated on the basis of a 365 or 366 day year, as the case may be, and the actual number of days elapsed) of the face amount thereof. Any bankers acceptance issued by Agent at the request of

                  Borrower and outstanding on the date hereof shall be deemed issued under the Revolving Credit Facility."

         (C) Section 1.A.(i) is hereby amended by deleting the section and substituting the following therefor:

                  "(i)Purpose : To renew and extend the obligations of Borrower to the Lenders and the Agent pursuant to and described in the Prior Loan Agreement (as amended), to enable Borrower to finance certain secured loans and accounts receivable, and to support the issuance of up to $7,5000,000.00 in face amount of letters of credit."

         (D) The Borrowing Base Certificate attached as Exhibit "B" to the Credit Agreement is hereby amended by including "bankers acceptances" with all references to "letters of credit" as necessary to be consistent with the terms of the Credit Agreement as modified hereby.

         2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, Lender shall have received counterparts of this Amendment executed by Borrower and Section 1 hereof shall become effective when, and only when, Lender shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Lender (which date shall be the same for all such documents), in form and substance satisfactory to the Lender:

                  (A) A certificate of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, and the matters contemplated hereby;

                  (B) Counterparts of the consent appended hereto (the "Consent of Guarantor") executed by Guarantor; and

                  (C) Any and all other documentation as Lender may reasonably require.

         3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants as follows:

                  (A) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

                  (B) The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

                  (C) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         4.       REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (A) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Security Documents shall mean and be a reference to the Loan Agreement as amended hereby.

                  (B) Except as specifically amended above, the Loan Agreement, the Notes and the Security Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement and the Notes, as amended hereby and under the other Security Documents.

                  (C) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Documents, nor constitute a waiver of any provision of any of the Security Documents.

         5. WAIVER. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower and Guarantor warrant and represent to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (i) the payment of any obligations and indebtedness under the Notes and/or the Security Documents or (ii) the performance of any obligations with respect to the Notes and/or the Security Documents, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower and Guarantor unconditionally and irrevocably waive any and all claims and causes of action against Lender and any defenses to payment and performance obligations in respect to the Notes and the Security Documents.

         6. COSTS AND EXPENSES. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lender. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

         7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         9. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                                        "BORROWER"

                                        KBK FINANCIAL, INC.


                                        By:
                                             ------------------------------
                                        Name:
                                               ----------------------------
                                        Title:
                                                ---------------------------


ACCEPTED AND AGREED TO:


BANK ONE, TEXAS, N.A.


By:
     ----------------------------------------
        Barry A. Kelly, Senior Vice President


WELLS FARGO BANK (TEXAS), N.A.


By:
     ------------------------------
Name:
      -----------------------------
Title:
       ----------------------------

FLEET BANK, N.A.


By:
     ------------------------------
Name:
      -----------------------------
Title:
       ----------------------------




FROST NATIONAL BANK


By:
     ------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


IBJ WHITEHALL BUSINESS CREDIT CORPORATION


By:
     ------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


UNION BANK OF CALIFORNIA, N.A.


By:
     ------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


GUARANTOR:

By execution hereof the undersigned Guarantor consents to the terms of this Agreement including, without limitation, the obligations imposed pursuant to
Section 4 hereof and the waivers set forth in Section 5 hereof.

KBK CAPITAL CORPORATION


By:
     ------------------------------
Name:
      -----------------------------
Title:
       ----------------------------

                              CONSENT OF GUARANTOR


                      Dated Effective as of July ____,1999


         The undersigned, KBK CAPITAL CORPORATION, as the Guarantor referred to in the foregoing Amendment to which this Consent is annexed (the "Amendment"), hereby consents to the foregoing Amendment and hereby confirms to and agrees with each Lender that (i) the guaranties in effect on the date hereof to which Guarantor is a party are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, all references in the guaranties to the Loan Agreement, shall mean the Loan Documents, the Security Documents and Notes, as modified by the Amendment, and (ii) the guaranties do, and shall continue to, guarantee the payment by the Borrower to each Lender of its obligations under the Loan Agreement, the Loan Documents, the Security Documents and the Notes, as modified by this Amendment.


                                      KBK CAPITAL CORPORATION


                                      By:
                                         -----------------------------------
                                      Name:
                                           ---------------------------------
                                      Title:
                                            --------------------------------

                           SECOND AMENDMENT TO FOURTH
                      AMENDED AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and entered into effective the _____ day of November, 1999, by and between KBK FINANCIAL, INC., a Delaware corporation (herein called "Borrower"); BANK ONE, TEXAS, N.A., a national banking association, as Agent for itself and the other Lenders (in such capacity, the "Agent"), WELLS FARGO BANK (TEXAS), N.A., a national banking association, FLEET BANK, N.A., a national banking association, FROST NATIONAL BANK, a national banking association, IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York corporation, and UNION BANK OF CALIFORNIA, N.A., a national banking association (collectively, "Lenders"), in connection with the credit facility more fully described in the Fourth Amended and Restated Credit Agreement, as amended by this Amendment (collectively, the "Credit Facility").

                                R E C I T A L S:

         WHEREAS, Borrower and Lenders entered into a Fourth Amended and Restated Loan Agreement dated May 21, 1999 (which, as the same may be amended from time to time, is herein called the "Loan Agreement"); the terms defined therein being used herein as therein defined unless otherwise defined herein; and

         WHEREAS, Borrower and Lenders desire to amend certain terms and provisions of the Loan Agreement to (i) allow for the installment purchase of capital stock; and (ii) amend certain terms and conditions of the Loan Agreement.

                               A G R E E M E N T:

         1. AMENDMENTS TO THE LOAN AGREEMENT. The Loan Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

         (A) Section 4.(i) is hereby amended by deleting the section and substituting the following therefor:

                  "(i) Field Exam: On or before September 30 of each annual period, Borrower shall furnish to each Lender, at Borrower's expense, copies of a field exam audit report of the Collateral (the "Audit Report") prepared by a company acceptable to the Required Lenders, such Audit Report to be in form and substance acceptable to the Required Lenders."

         (B) Section 6.(a) is hereby amended by deleting the section and substituting the following therefor:


                  "(a) Investments. Borrower will not make investments in any company, person or entity, except in the ordinary course of its business. Guarantor will not make investments in any company, person or entity other than (i) Borrower; (ii) KBK Capital Trust I (subject to the approval of the Required Lenders, as defined below); and (iii) the repurchase of 500,000 shares of Guarantors stock from the Coastal Group on an installment basis at $5.00 per share for a total purchase price of $2,500,000.00 over a two year period of time ("Guarantor Stock Repurchase")."





         (C) Section 6.(e) is hereby amended by deleting the section and substituting the following therefor:



                           "(e)Indebtedness. Neither Borrower nor Guarantor will incur, create, assume or guarantee in any manner any indebtedness, obligation or liability (direct or contingent), other than the indebtedness under the Credit Facility, except that (i) Borrower and Guarantor may incur, create, assume or guarantee indebtedness, obligations and liabilities in the ordinary course of their business, (ii) Borrower and Guarantor may incur Funded Debt so long as the aggregate of all outstanding Funded Debt of Borrower and Guarantor is unsecured and does not exceed $5,000,000.00, (iii) Borrower and Guarantor may incur subordinated debt, subject to approval of the Required Lenders, (iv) Borrower and Guarantor may incur debt in connection with an interest rate hedging agreement (subject to the approval of Lenders), (v) Guarantor (but not Borrower) may incur debt in the form of subordinated debentures payable to KBK Capital Trust I with respect to the Trust Issuance (hereinafter defined), and (vi) Guarantor may incur debt necessary for the Guarantor Stock Repurchase (collectively, the "Permitted Debt")."



         2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, Lenders shall have received counterparts of this Amendment executed by Borrower and Section 1 hereof shall become effective when, and only when, Lenders shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Lenders (which date shall be the same for all such documents), in form and substance satisfactory to the Lenders:

                  (A) A certificate of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, and the matters contemplated hereby;

                  (B) Counterparts of the consent appended hereto (the "Consent of Guarantor") executed by Guarantor;

                  (C) A $2,000 facility fee for each Lenders consenting to this Amendment; and

                  (D) Any and all other documentation as Lenders may reasonably require.

         3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants as follows:

                  (A) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

                  (B) The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

                  (C) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         4.       REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (A) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Security Documents shall mean and be a reference to the Loan Agreement as amended hereby.

                  (B) Except as specifically amended above, the Loan Agreement, the Notes and the Security Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement and the Notes, as amended hereby and under the other Security Documents.

                  (C) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under any of the Security Documents, nor constitute a waiver of any provision of any of the Security Documents.

         5. WAIVER. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower and Guarantor warrant and represent to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (i) the payment of any obligations and indebtedness under the Notes and/or the Security Documents or (ii) the performance of any obligations with respect to the Notes and/or the Security Documents, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower and Guarantor unconditionally and irrevocably waive any and all claims and causes of action against Lender and any defenses to payment and performance obligations in respect to the Notes and the Security Documents.

         6. COSTS AND EXPENSES. Borrower agrees to pay on demand all costs and expenses of Lenders in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lenders. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

         7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         9. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.


                            [Signature pages follow]

                                           "BORROWER"

                                           KBK FINANCIAL, INC.


                                           By:
                                                ------------------------------
                                           Name:
                                                  ----------------------------
                                           Title:
                                                   ---------------------------

GUARANTOR:

By execution hereof the undersigned Guarantor consents to the terms of this Agreement including, without limitation, the obligations imposed pursuant to
Section 4 hereof and the waivers set forth in Section 5 hereof. In addition, Guarantor hereby confirms to and agrees with each Lender that (i) the guaranties in effect on the date hereof to which Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, all references in the guaranties to the Loan Agreement, the Loan Documents, the Security Documents and Notes, shall mean such documents as modified by this Amendment, and (ii) the guaranties do, and shall continue to, guarantee the payment by the Borrower to each Lender of its obligations under the Loan Agreement, the Loan Documents, the Security Documents and the Notes, as modified by this Amendment.


KBK CAPITAL CORPORATION


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------



                        [Lender signature pages follow]

                     SIGNATURE PAGE OF SECOND AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT


ACCEPTED AND AGREED TO:


BANK ONE, TEXAS, N.A.


By:
     ------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                     SIGNATURE PAGE OF SECOND AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT


ACCEPTED AND AGREED TO:


WELLS FARGO BANK (TEXAS), N.A.


By:
     ------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                     SIGNATURE PAGE OF SECOND AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT


ACCEPTED AND AGREED TO:


FLEET BANK, N.A.


By:
     ------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                     SIGNATURE PAGE OF SECOND AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT


ACCEPTED AND AGREED TO:


FROST NATIONAL BANK


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                     SIGNATURE PAGE OF SECOND AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT


ACCEPTED AND AGREED TO:


IBJ WHITEHALL BUSINESS CREDIT CORPORATION


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                     SIGNATURE PAGE OF SECOND AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT


ACCEPTED AND AGREED TO:


UNION BANK OF CALIFORNIA, N.A.


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------